                                                                    EXHIBIT 99AI


                              ZENITH ELECTRONICS
                                  CORPORATION
                            GLENVIEW, IL PLANT #31




                DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998

                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998

                   APPRAISERS: WILLIAM J. GARDNER, JR., ASA
                               MICHAEL J. DIPROSPERO, ASA
                               SCOTT C. LONKART
                               JAMES F. GARDNER
                               LEE ROBINETTE, ASA




                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                         STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGES
                                                                      -----
1.   LETTER OF TRANSMITTAL                                              1-4

2.   EQUIPMENT                                                         1-73

3.   PHOTOGRAPHS                                                      74-76

4.   CERTIFICATION                                                        I

5.   STATEMENT OF LIMITING CONDITIONS                                    II

6.   DEFINITION OF VALUE                                             III-IV

7.   DEFINITION OF CONDITIONS                                             V

8.   STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS              VI

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL  60025-2493

Re:  Machinery and Equipment Appraisal
     Zenith Electronics Corporation
     Glenview, IL - Plant #31

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery belonging to Zenith Electronics Corporation, located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

The Glenview facility (Plant #31) is the corporate headquarters for Zenith Electronics. The operation includes common office space, individual executive offices, engineering and quality control labs, age/life testing, a machine shop, woodworking shop, cafeteria and miscellaneous support equipment. The building is a six story structure with a basement and seventh floor storage area, with approximately 525,000 total square feet.

Zenith Electronics Corporation
May 14, 1998
Page 2

Due to the number of floors and size of the building, the removal of office furniture and equipment would require a large supervisory team to cover all of the necessary logistics. There is a modest loading/docking area to accommodate only a small number of pieces of equipment at a time.

The equipment inspected included general office equipment including; computers, faxes, desks, office partitions and executive office furniture. The test equipment, disseminated throughout the building, included oscilloscopes, multimeters, signal and pattern generators, ovens, custom test fixtures, audio and video analyzers and miscellaneous meters and gauges. The machine shop, located on the basement level, included a very desirable selection of manual machine tools including milling machines, lathes, presses, and fabricating equipment.

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification system be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful

Zenith Electronics Corporation
May 14, 1998
Page 3

age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

Zenith Electronics Corporation
May 14, 1998
Page 4


                           ZENITH ELECTRONICS CORP.
                           ------------------------

GLENVIEW, IL - PLANT #31
------------------------

         TOTAL FORCED LIQUIDATION VALUE:             $3,378,525.00
         TOTAL FAIR MARKET VALUE:                    $4,382,275.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $5,881,250.00

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,



William J. Gardner, Jr. ASA                          Michael J. DiProspero, ASA
President                                            Appraiser



James F. Gardner                                     Scott C. Lonkart
Appraiser                                            Appraiser

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                   FLV              FMV              FMIPV
------------------------------------------------------------------------------------------------------------------------------------
6TH FLOOR ROOM #648
-------------------
------------------------------------------------------------------------------------------------------------------------------------
   1     012000     KODAK EKTAPRINT 150 COPIER-DUPLICATOR, S/N K16-4710, W/              $2,000.00        $3,000.00        $4,500.00

                    EKTAPRINT FINISHER ID#012000

   2                MISCELLANEOUS EQUIPMENT INCLUDING: (15) METAL DESKS, SWIVEL          $2,500.00        $3,000.00        $4,500.00
                    CHAIRS, GREASE BOARDS, WORK TABLES, VERTICAL FILE CABINETS,
                    LATERAL FILE CABINETS, WOODEN DESK, ZENITH PC, HP DESKJET 660C
                    PRINTER, ZENITH TELEVISION, ROUND CONFERENCE TABLE, ARM
                    CHAIRS, STORAGE CABINET

   3                HEWLETT PACKARD LASERJET 4000                                          $250.00          $300.00          $350.00


   4                GATEWAY 2000 MODEL PS-75 PAC W/ CD ROM & SPEAKERS, ZENITH              $500.00          $600.00          $750.00
                    MONITOR

   5                GATEWAY 2000 MODEL GPS-166 PC W/ GATEWAY MONITOR                       $400.00          $500.00          $650.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM 649
--------
------------------------------------------------------------------------------------------------------------------------------------

   6                OAK DESK, CREDENZA, (2) ARM CHAIRS, 4 DRAWER LATERAL FILE              $500.00          $600.00          $750.00
                    CABINET, SMALL TELEVISION, SWIVEL CHAIR

   7                GATEWAY 2000 PC MODEL PS-75 W/ MONITOR                                 $500.00          $550.00          $650.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM 645
--------
------------------------------------------------------------------------------------------------------------------------------------

   8                WOODEN DESK, WOODEN CREDENZA, (2) ARM CHAIRS, SWIVEL CHAIR,            $300.00          $350.00          $500.00
                    FILE CABINET, TABLE

   9                GATEWAY PC MODEL PS-133 W/ ZENITH SVGA MONITOR                         $550.00          $600.00          $700.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM 643
--------
------------------------------------------------------------------------------------------------------------------------------------

  10                WOODEN DESK W/ MATCHING CREDENZA, WOODEN BOOKSHELF, ARM CHAIR,         $600.00          $700.00          $900.00
                    SWIVEL CHAIR, ZENITH TV W/ VCR

  11                GATEWAY 2000 SOLO LAPTOP COMPUTER                                      $450.00          $500.00          $550.00


------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                           $8,550.00       $10,700.00       $14,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#      ID #                                DESCRIPTION                                   FLV              FMV              FMIPV
------------------------------------------------------------------------------------------------------------------------------------
OPEN AREA
---------
------------------------------------------------------------------------------------------------------------------------------------
  12              (2) 4-DRAWER LATERAL FILE CABINETS, (6) 4-DRAWER VERTICAL FILE         $750.00         $850.00        $1,100.00
                  CABINETS, (2) L-SHAPED METAL DESKS, COMPUTER TABLES, SWIVEL
                  CHAIRS, BAR REFRIGERATOR

  13              HEWLETT PACKARD OFFICE JET FAX MACHINE                                 $250.00         $300.00          $350.00

  14              GATEWAY 2000 PC MODEL 4DX2-66 W/ ZENITH MONITOR                        $300.00         $350.00          $400.00

  15              GATEWAY PC MODEL PS-133 W/ VIVITRON MONITOR, CD- ROM W/                $700.00         $750.00          $850.00
                  SPEAKERS W/ HP LASERJET 5L PRINTER

------------------------------------------------------------------------------------------------------------------------------------
ROOM #640
---------
------------------------------------------------------------------------------------------------------------------------------------
  16              MAHOGANY EXECUTIVE DESK W/ MATCHING CREDENZA (2) DOUBLE              $1,600.00       $2,000.00        $2,500.00
                  2-DRAWER WOODEN FILE CABINETS, HIGHBACK BLACK LEATHER CHAIR,
                  (2) BURGUNDY ARM CHAIRS, ROUND CONFERENCE TABLE W/ (4) BURGUNDY
                  SWIVEL CHAIRS, (2) WOODEN ENCLOSED BOOKSHELVES, COATRACK

  17              GATEWAY MONITOR W/ HP LASERJET 4 PLUS PRINTER                          $250.00         $300.00          $350.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM #639
---------
------------------------------------------------------------------------------------------------------------------------------------
  18              WOOD DESK W/ MATCHING CREDENZA & BOOKSHELF, (2) ARM CHAIRS,            $450.00         $500.00          $750.00
                  SWIVEL BASE HIGHBACK CHAIR, COMPUTER TABLE

  19              GATEWAY 2000 PC MODEL PS-60 W/ ZENITH MONITOR                          $400.00         $450.00          $600.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM #637
---------
------------------------------------------------------------------------------------------------------------------------------------
  20              OAK EXECUTIVE DESK W/ MATCHING CREDENZA, (2) ARM CHAIRS, SWIVEL        $450.00         $500.00          $650.00
                  CHAIR

  21              GATEWAY 2000 PC MODEL PS-60 W/ VIVITRON 15" MONITOR                    $400.00         $450.00          $600.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM #653
---------
------------------------------------------------------------------------------------------------------------------------------------
  22              WOODEN U-SHAPED EXECUTIVE DESK W/ 2-DRAWER LATERAL FILE                $750.00         $900.00        $1,200.00
                  CABINET, WOOD CREDENZA, METAL BOOK SHELF, ROUND CONFERENCE
                  TABLE, (4) CHAIRS, GREASE BOARD, SWIVEL BASE HIGH BACK CHAIR

  23              POWER MACINTOSH MODEL 7100/80W COMPUTER W/ (2) ZENITH SVGA             $500.00         $600.00          $750.00
                  MONITORS

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                           $6,800.00       $7,950.00       $10,100.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                   FLV              FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
ROOM #655
---------
------------------------------------------------------------------------------------------------------------------------------------
  24              WOODEN EXECUTIVE DESK W/ MATCHING CREDENZA, (2) GLASS FRONT           $450.00         $550.00         $750.00
                  BOOKSHELVES, WOOD BOOKSHELF, (3) BLUE SWIVEL CHAIRS, VERTICAL
                  METAL FILE CABINET

  25              ZENITH PC W/ ZENITH MONITOR, HP DESKJET 672C PRINTER                  $300.00         $350.00         $450.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM #657
---------
------------------------------------------------------------------------------------------------------------------------------------
  26              METAL BOOKSHELVES, METAL DESK, (2) CARTS, LATERAL FILE CABINET        $300.00         $400.00         $500.00
                  (2) ZENITH PC'S (UNDER REPAIR)

------------------------------------------------------------------------------------------------------------------------------------
ROOM #659
---------
------------------------------------------------------------------------------------------------------------------------------------
  27              (2) METAL DESKS, VERTICAL & LATERAL FILE CABINET, METAL               $500.00         $600.00         $750.00
                  BOOKSHELF, (2) ZENITH PC'S COMPAQ MONITOR, ZENITH MONITOR, HP
                  LASERJET II PRINTER
------------------------------------------------------------------------------------------------------------------------------------
ROOM #661
---------
------------------------------------------------------------------------------------------------------------------------------------
  28              (2) METAL DESKS, WORK TABLEE, METAL BOOKSHELVES, LATERAL FILE         $350.00         $400.00         $550.00
                  CABINETS, (2) SWIVEL CHAIRS, TYPEWRITER, ZENITH TELEVISION

  29              GATEWAY 2000 PC MODEL PS-90 W/ ZENITH MONITOR, HP LASERJET III        $450.00         $500.00         $650.00
                  PRINTER

------------------------------------------------------------------------------------------------------------------------------------
ROOM #N/A
------------------------------------------------------------------------------------------------------------------------------------
  30              WOODEN U-SHAPED WORK STATION, W/ SWIVEL BASE CHAIR, (2) ARM           $500.00         $600.00         $800.00
                  CHAIRS

------------------------------------------------------------------------------------------------------------------------------------
DON KELLER OFFICE
------------------------------------------------------------------------------------------------------------------------------------
  31              METAL DESK, METAL CREDENZA, WOODEN COMPUTER TABLE, METAL              $350.00         $400.00         $550.00
                  BOOKSHELF, FILE CABINET, (2) ARM CHAIRS, FAX MACHINE,
                  TELEVISION, PRINTER

  32              GATEWAY 2000 PC MODEL 4DX2-66 W/ HP DESKJET 660CE PRINTER             $400.00         $450.00         $600.00

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                          $3,600.00       $4,250.00       $5,600.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#        ID #                            DESCRIPTION                                     FLV           FMV         FMIPV
------------------------------------------------------------------------------------------------------------------------------------
ROOM #665
---------
------------------------------------------------------------------------------------------------------------------------------------
  33              (3) METAL DESKS, (3) METAL CREDENZA'S, METAL BOOKSHELVES, (2)             $850.00     $1,000.00     $1,300.00
                  4-DRAWER VERTICAL FILE CABINETS, COMPUTER TABLE, (3) SWIVEL
                  BASE CHAIRS, (6) ARM CHAIRS, 2-DRAWER FILE CABINETS,
                  TELEVISION, (3) GLASS BOOKSHELVES, ZENITH PC W/ PRINTER

  34              GATEWAY MODEL PS-133 PC W/ ZENITH MONITOR, HP LASERJET II                 $475.00       $550.00       $650.00
                  PRINTER
------------------------------------------------------------------------------------------------------------------------------------
ROOM #683
---------
------------------------------------------------------------------------------------------------------------------------------------
  35     012001   PATTERSON KELLEY TWIN SHELL DRY BLENDER, 3 CUBIC FEET CAPACITY,         $2,000.00     $2,500.00     $4,000.00
                  110 LBS/CUBIC FEET CAPACITY S/N 247591

  36              METTLER MODEL P3 SCALE, 2000G.                                            $150.00       $200.00       $250.00

  37              TOLEDO VERILUX 1072 SCALE                                                 $150.00       $200.00       $250.00

  38              PATTERSON KELLEY BENCH MODEL TWIN SHELL DRY BLENDER, S/N LB7974           $500.00       $600.00       $800.00

  39              PRECISION THELCO MODEL 27 OVEN, 200 DEGREE C. CAPACITY S/N                $300.00       $400.00       $600.00
                  13-4-11

  40              TOLEDO MODEL 2081 SCALE, S/N 507188, 200 LB.                              $300.00       $350.00       $450.00

  41              TENKAY DUST COLLECTOR MODEL 79455-1 SIZE 6D,                              $500.00       $700.00     $1,000.00

  42     012002   TEMPTEK/FERRO MODEL 263416-PK-G23 FURNACE, S/N 79177, 2300              $1,500.00     $2,500.00     $4,000.00
                  DEGREE F. CAPACITY W/ CHART RECORDERS & CONTROLS

  43              MISCELLANEOUS EQUIPMENT INCLUDING HYDRAULIC PALLET JACK,                  $300.00       $350.00       $550.00
                  STORAGE CABINET, METAL DESK, SHELVING, SHOP VAC, WORK BENCH,
                  STIRRER

------------------------------------------------------------------------------------------------------------------------------------
ROOM #679 CORPORATE FACILITIES
------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  44              (36) METAL 5-DRAWER FLAT BLUE PRINT FILE CABINETS                       $7,200.00     $9,000.00    $12,600.00

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                             $14,225.00    $18,350.00    $26,450.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                   FLV              FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
ROOM #679 CORPORATE FACILITIES (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  45              (24) VERTICAL 5 DRAWER FILE CABINETS                                $1,200.00         $1,600.00      $2,400.00


  46              MISC. SUPPORT INCLUDING DRAFTING TABLE W/ PROTRACTING ARM,          $3,000.00         $3,500.00      $4,500.00
                  SWIVEL CHAIRS, REFRIGERATOR, COAT RACKS, (3) MODULAR
                  WORKSTATIONS, APPROX. 150 LF OF 7' HIGH OFFICE PARTITIONS,
                  BOOKSHELVES, STRAIGHT LEG & SWIVEL CHAIRS, TYPEWRITER, STORAGE
                  CABINETS, EPSON PRINTER, HP FAX 700 MACHINE, CLOTH LOVESEAT,
                  ZENITH TELEVISION W/ STAND, SAVIN MODEL 7015 COPIER, (2) PAPER
                  CUTTERS


  47              GATEWAY PS-133 PC W/ DESKJET 580C PRINTER & COMPAQ MONITOR            $550.00           $650.00        $800.00


  48              ZENITH PC W/ COMPAQ MONITOR, HP LASERJET 11P                          $300.00           $350.00        $500.00

  49              ZENITH PC W/ MONITOR & EPSON PRINTER                                  $200.00           $250.00        $350.00

  50              (2) ZENITH PC'S W/ HP DESKJET PRINTER                                 $200.00           $250.00        $350.00

  51              (2) ZENITH PC'S W/ MONITORS                                            $50.00            $75.00        $100.00

  52     012003   HEWLETT PACKARD MODEL 7586B PLOTTER                                 $1,250.00         $1,500.00      $2,000.00

  53     012004   HEWLETT PACKARD MODEL7585B PLOTTER                                  $1,250.00         $1,500.00      $2,000.00

------------------------------------------------------------------------------------------------------------------------------------
ROOM # 677 MICROCIRCUITS ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------------------
  54              BROTHER FAX MACHINE, LATERAL & VERTICAL FILE CABINETS, METAL        $2,500.00         $3,000.00      $4,000.00
                  DESKS, METAL CREDENZA, BOOKSHELF, SWIVEL BASE CHAIRS,
                  TELEVISION W/ CABINET, GATEWAY MONITOR W/ SPEAKERS, HP LASERJET
                  II PRINTER, GREASE BOARD, WOODEN EXECUTIVE DESK W/ CREDENZA,
                  ROUND CONFERENCE TABLE W/ (4) ARM CHAIRS, ZENITH TELEVISION
                  W/ STAND, WOOD BOOKSHELF

  55              GATEWAY PC MODEL P5-133 W/ ZENITH MONITOR, HP LASERJET III            $550.00           $650.00        $750.00
                  PRINTER

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $11,050.00        $13,325.00     $17,750.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 696 & # 692 TECHNICAL LIBRARY
---------------------------------------------------------------------------------------------------------------------------------
56              SAVIN MODEL 70152 COPIER W/ STAND                              $   450.00          $   500.00          $   700.00

57              ZENITH Z-STATION EX PC W/ ZENITH MONITOR, HP LASERJET          $   350.00          $   400.00          $   500.00
                II PRINTER

58              (55) 3' SECTIONS OF METAL & WOODEN BOOK SHELVING, (14) 3'      $ 3,800.00          $ 4,500.00          $ 7,500.00
                SECTIONS OF METAL & WOODEN MAGAZINE DISPLAY SHELVING, ROUND
                CONFERENCE TABLE W/ (4) WOODEN CHAIRS, WOODEN CARD
                FILE CABINET, WOODEN DESK, SWIVEL CHAIRS, MISCELLANEOUS METAL
                BOOKSHELVES, METAL DESKS, VERTICAL FILE CABINETS, 4' WOODEN
                CONFERENCE TABLE W/ (4) WOODEN CHAIRS

---------------------------------------------------------------------------------------------------------------------------------
ROOM # 690 ELECTRONIC SYSTEMS DEVELOPMENT
-----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
59              ZENITH Z-STATION EX PC W/ COMPAQ MONITOR, HP LASERJET IIP      $   300.00          $   350.00          $   500.00
                PRINTER

60              ZENITH Z-STATION EX PC W/ ZENITH MONITOR, HP LASERJET 4 PLUS   $   400.00          $   450.00          $   600.00
                PRINTER

61              RICOH MODEL 3500L FAX MACHINE                                  $   250.00          $   300.00          $   350.00

62              ZENITH Z-STATION EX PC W/ ZENITH MONITOR                       $   200.00          $   250.00          $   350.00

63              ZENITH Z-NOTE GT LAPTOP COMPUTER                               $   400.00          $   500.00          $   600.00

64              ZENITH Z-SELECT 100 PC W/ ZENITH 17FTM MONITOR, HP             $   300.00          $   350.00          $   450.00
                DESKJET 540 PRINTER

65              GATEWAY 2000 SOLO LAPTOP COMPUTER                              $   500.00          $   550.00          $   650.00

66              ZENITH Z-SELECT 100 PC W/ ZENITH 15FTM MONITOR                 $   250.00          $   300.00          $   400.00

67              LOGICAL DEVICES ALLPRO 88XR DAC PER PIN DEVICE PROGRAMMER      $   450.00          $   500.00          $   700.00

68              SUN ULTRASPARC AXIL ULTIMA 1/K COMPUTER W/ GATEWAY             $   750.00          $   850.00          $ 1,100.00
                VIVITRON 21 MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $ 8,400.00          $ 9,800.00          $14,400.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 690 ELECTRONIC SYSTEMS DEVELOPMENT (CONT'D)
--------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
69              CALCOMP MODEL CCL 600XF LASER PRINTER                          $   400.00          $   450.00          $   600.00

70              SUN ULTRASPARC AXIL ULTIMA 1 COMPUTER W/ GATEWAY               $   850.00          $   950.00          $ 1,100.00
                VIVITRON 21 MONITOR

71              GATEWAY PC MODEL PS-166                                        $   400.00          $   450.00          $   550.00

72              TATUNG/ULTRASPARC 4 PLEX PLUS PC W/ GATEWAY VIVITRON           $   650.00          $   750.00          $   950.00
                21 MONITOR

73              SUN SPARC STATION 10 COMPUTER W/ SUN 19"                       $   750.00          $   950.00          $ 1,100.00

74              ZENITH STEREO SYSTEM W/ TUNER, AMPLIFIER, DOUBLE DECK          $   250.00          $   300.00          $   400.00
                CASSETTE PLAYER W/ SPEAKERS

75              CHIPMASTER MODEL SMD-1000 SOLDER REPAIR STATION                $   450.00          $   550.00          $   750.00

76              (2) TATUNG ULTRASPARC 4 PLEX PC W/ GATEWAY VIVTRON 21          $ 1,300.00          $ 1,500.00          $ 1,900.00
                MONITOR

77              TATUNG ULTRASPARC COMPUTER W/ 19" MONITOR, HP DESKJET          $   600.00          $   700.00          $   900.00
                PRINTER

78              GATEWAY PS-133 PC                                              $   350.00          $   400.00          $   500.00

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $ 6,000.00          $ 7,000.00          $ 8,750.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
----------------------------------------------------------------------------------------------------------------------------------
ROOM # 690 ELECTRONIC SYSTEMS DEVELOPMENT (CONT'D)
--------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
79              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:          $85,000.00          $100,000.00         $135,000.00
                (1) HP FREQUENCY COUNTERS, KEPCO POWER SUPPLIES,
                (2) HP SYNTHESIZED SIGNAL GENERATORS, (1) HP SPECTRUM
                ANALYZERS, (5) TEKTRONIX 2465B, 400MHZ OSCILLOSCOPE,
                WELLER SOLDERING STATIONS (2) GATEWAY 2000, MODEL P4D-66
                PC'S, (2) MODEL PS-150 PC'S, ZENITH DIGITAL RECEIVER, (1)
                GATEWAY 2000 PS-100 PC W/ MONITOR, HP LASERJET 4MV, (7)
                GATEWAY 2000, MODEL P5-133,

                PC W/MONITOR, HP LASERJET 5 PRINTER,TEKTRONIX 475 OSCILLOSCOPE,
                LAMBDA METERS, GATEWAY PC MODEL P5-90, (13) SUN SPARC STATION
                PC'S, DELTA PEDESTAL DRILL PRESS, TEKTRONIX MODEL 2467BHD
                OSCILLOSCOPE, DBL END GRIND BENCH DRILL

                PRESS VISE, HP LASERJET II  PRINTERS, ZENITH MODEL Z-SELECT 100
                PC W/MONITOR, HP DESKJET PRINTERS,(2) HP NETWORK ANALYZER MODEL
                8753D, NIKON MICROSCOPES, DIACRO MANUAL NOTCHER & PUNCH,ENCO
                BENDING BRAKE, KEPRO SHEAR, DIACRO BENDING BRAKE, TEKTRONIX
                MODEL

                2715 OSCILLOSCOPE, HP MODEL 3784A, DIGITAL TRANSMISSION
                ANALYZER, POWER SUPPLIES, PULSE GENERATORS, TELEVISIONS,
                TEKTRONIX MODEL 7603 OSCILLOSCOPE, ZENITH PC'S QUANTUM DATA
                MODEL 901 VIDEO GENERATOR, TEKTRONIX MODEL 7623A

                OSCILLOSCOPE, (2) TEKTRONIX MODEL 576  CURVE TRACER, CAMERA,
                LASER PRINTERS, SWEEP GENERATORS, WORKBENCHES, STOOLS, CHAIRS,
                FILE CABINETS, STORAGE CABINETS, LAMPS, WILD
                MICROSCOPE, CARD FILES, DESKS, HP DESKJET PRINTERS, MAGNIFYING
                LAMPS, ARBOR, PRESSES, HAND TOOLS, PALLET RACKING, HP SPECTRUM
                ANALYZER, BOOKSHELVES, ELECTRONIC COUNTERS, BLUE PRINT TUB FILE
                CABINET, HP SPECTRUM ANALYZER DISPLAYS, LICA STEREO ZOOM

                MICROSCOPE, (3) WOODEN EXEC. DESKS, CONFERENCE TABLE, ARM
                CHAIRS , WOODEN CREDENZA'S, ZENITH STEREO SYSTEM W/ TUNER,
                EQUALIZER, TAPE DECK, CD PLAYER, MONITOR

----------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $85,000.00          $100,000.00         $135,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 690 ELECTRONIC SYSTEMS DEVELOPMENT (CONT'D)
--------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
80              (3) SUN SPARC STATION 330 FILE SERVERS W/ SUN SVGA             $ 2,500.00          $ 3,500.00          $ 5,000.00
                MONITORS ID #012005, 012006 W/ (7) SUN UNIX WORK STATIONS

81              GATEWAY MODEL GPS-200 PC W/ MONITOR                            $   500.00          $   600.00          $   700.00

---------------------------------------------------------------------------------------------------------------------------------
ROOM # 612 PRODUCT DATA MANAGEMENT
----------------------------------
---------------------------------------------------------------------------------------------------------------------------------
82              (4) GATEWAY PS-166XL PC W/ CD ROM, MONITOR, (3) GATEWAY        $15,000.00          $18,500.00          $25,000.00
                PS-75 PC W/ MONITOR, ZENITH 388 PC'S, GATEWAY PS-100XL
                PC W/ CD ROM & MONITOR, HP LASERJET 4 PLUS PRINTER,
                GATEWAY 2000, G6-300 PC W/ MONITOR, (2) GATEWAY 2000,
                P5-60 PC,

                GATEWAY 2000, P5-90 PC W/ MONITOR, HEWLETT PACKARD SCANJET
                4P FLATBED SCANNER, COMPAQ PROLIANT 1500 P-90 WEBSERVER,
                SUN SPARC STATION -1 COMPUTER, HEWLETT PACKARD APOLLO 7000
                COMPUTER W/ MONITOR, UPS'S, GATEWAY SOLO PENTIUM 133 LAPTOP,
                HP DESKJET 855CE PRINTER, ZENITH Z-425/SX PC W/ COMPAQ
                MONITOR, APPROX. 185 LF. OF 5' HIGH MODULAR OFFICE PARTITIONS,
                SWIVEL BASE CHAIRS, METAL DESKS, METAL CREDENZA, ZENITH
                TELEVISION W/ VCR, FILE CABINETS, VERTICAL & LATERAL (9)
                MODULAR WORK STATIONS, 8' CONFERENCE TABLE, W/ (8) CHAIRS

---------------------------------------------------------------------------------------------------------------------------------
ROOM # 626
----------
---------------------------------------------------------------------------------------------------------------------------------
83              (2) METAL TABLES, ARM CHAIRS, (4) METAL DESKS, WOODEN,         $   500.00          $   650.00          $   850.00
                TABLE CREDENZA, GREASE BOARD

---------------------------------------------------------------------------------------------------------------------------------
ROOM 625 WARRANTY ADMINISTRATION
--------------------------------
---------------------------------------------------------------------------------------------------------------------------------
84              (6) MODULAR WORK STATIONS W/ OFFICE PARTITIONS, WORK TOPS,     $ 7,500.00          $ 9,000.00          $12,500.00
                CABINETS, SWIVEL CHAIRS, (3) 4-DRAWER LATERAL FILE CABINETS,
                (11) 5-DRAWER VERTICAL FILE CABINETS, PRINTERS, METAL DESKS,
                GATEWAY P5-75 PC W/ MONITOR, ARM METAL CREDENZA'S, HP FAX
                MACHINE, (2) GATEWAY 2000, P5-100 PC W/ MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $26,000.00          $32,250.00          $44,050.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 646 CUSTOMER RESPONSE CENTER/TECHNICAL PUBLICATIONS
----------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
85              APPROXIMATELY (50) MODULAR WORKSTATIONS INCLUDING WORK TOPS,   $85,000.00          $100,000.00         $130,000.00
                APPROX. 2000 LF. OF MODULAR OFFICE PARTITIONS, VARIOUS
                HEIGHTS, STORAGE CABINETS, (54) 5-DRAWER  VERTICAL FILE
                CABINETS, (15) 4-DRAWER LATERAL FILE CABINETS, APPROX. (20)
                METAL 5' HIGH MODULAR OFFICE PARTITIONS APPROX. 1000 LF.,
                METAL DESKS, WORK TABLES, (3) ZENITH VCR'S, ZENITH
                DESCRAMBLERS, ZENITH TELEVISIONS, VARIOUS SIZES, MONITORS,
                TOSHIBA SATELLITE PRO LAPTOP PC, CANON BUBBLEJET PRINTER,
                HP LASERJET PRINTERS, IIID, 4, 4V, II, 4 PLUS, (4) GATEWAY
                P5-90 PC,  MACINTOSH PROFORMA MODEL 6400-200, (2) COMPAQ
                PROLIANT FILE SERVER, GATEWAY SOLO PENTIUM LAPTOP, GATEWAY
                2000 PC'S, (16) GATEWAY P5-120 PC, (28) GATEWAY P4D-66, (2)
                MACINTOSH POWERMAC G3, MISC. ZENITH PC'S, MACINTOSH
                POWERMAC8100-110,  GATEWAY P5-133 PC, (5) GATEWAY P5-75
                PC, FLAT BLUE PRINT FILE CABINETS, DRAFTING TABLE W/
                PROTRACTING ARM, MICROFICHE READERS, CARD FILE CABINETS,
                BOOKSHELVES, PAPER CUTTERS, DOT MATRIX  PRINTERS, TYPEWRITERS,
                STORAGE CABINETS, (10) 4-DRAWER VERTICAL FILE CABINETS, HP
                OFFICEJET FAX MACHINE, HP DESKJET 870CE PRINTER, UPS'S,
                STRAIGHT LEG CHAIRS, BOOKSHELVES, ETC.

---------------------------------------------------------------------------------------------------------------------------------
ROOM # 652 NEW TECHNOLOGIES GROUP
---------------------------------
---------------------------------------------------------------------------------------------------------------------------------
86              HEWLETT PACKARD FAX-700, HEWLETT PACKARD LASERJET 5M, (8)      $ 8,500.00          $10,500.00          $14,000.00
                MODULAR WORKSTATIONS W/ WORK TOPS, OFFICE PARTITIONS APPROX.
                400 LF., SWIVEL CHAIRS, (9) HON VERTICAL 5-DRAWER FILE
                CABINETS, CONFERENCE TABLE, ASSORTED ZENITH TELEVISIONS, (10)
                CONFERENCE ROOM CHAIRS, ASSORTED CHAIRS, QUARTET OVONICS
                GREASE BOARD, TEKTRONIX TDS360 OSCILLOSCOPE, METAL DESKS,
                MISC. MONITORS, COMPUTER TABLES, (2) U-SHAPED EXECUTIVE
                DESKS, (6) GATEWAY P5-166 PC, W/ MONITOR, (2) GATEWAY
                2000 W/ MONITOR, ZENITH 2-STATION EX W/ 19" MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $93,500.00         $110,500.00         $144,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 656 SAW/CHIP & WIRE DEVICE
---------------------------------
---------------------------------------------------------------------------------------------------------------------------------
87              STERLING BENCH MODEL DRILL PRESS, (2) SETRA QUICK COUNT        $20,000.00          $25,000.00          $40,000.00
                DIGITAL SCALES, NIKON STEREO MICROSCOPE, NIKON MODEL
                SMZ-10 MICROSCOPE, HEWLETT PACKARD 1722A OSCILLOSCOPE,
                HP 8711A NETWORK ANALYZER, BLUE M OVENS, TOLEDO BALANCE
                SCALE, ELECTRIFIED

                WORK BENCHES, KELVINATOR FREEZER, LOCKERS, MAGNIFYING LAMPS,
                STORAGE CABINETS, NIKON OPTIPHOT MICROSCOPE, CANON FAX
                MACHINE, MISC. MICROSCOPES, MARKEM MARKING MACHINE, MONITORS,
                ZENITH VCR, DAYE MICROTESTER OVEN, ROYCO PARTICLE MONITOR
                MODEL 225, UVEX LABORATORY CURING UNIT, MICROWAVE, HAND
                TOOLS, TOOLBOX, WELLER SOLDERING STATIONS, BUTCHER BLOCK TOP
                WORK BENCHES, BAUSCH & LOMB STEREO MICROSCOPES, METTLER
                P1000 SCALE, DISPENSING SYSTEMS,  PAPER CUTTER, HAND TRUCKS,
                FILE CABINETS, SHELVING, FOOT OPERATED BOX STAPLER, BENCH
                SCALES, TYPEWRITERS, METAL DESKS, CHAIRS, SHELVING, DRYING
                CABINETS, INSPECTION LIGHTS, SOLDER POT, FLAMMABLE STORAGE
                CABINET

88     012007   NIKON LABOPHOT-2 MICROSCOPE, S/N 339547 W/ TRANSFORMER         $ 1,000.00          $ 1,200.00          $ 1,500.00

89     012008   VIDEOJET EXCEL SERIES 180I PRINTER S/N 194F18009               $ 4,000.00          $ 5,000.00          $ 7,000.00

90     012009   PWS MODEL PROBE II, INSPECTION PROBING SYSTEM, S/N 29060983    $ 1,000.00          $ 1,250.00          $ 1,500.00
                W/ NIKON MICROSCOPE

91     012020   HEWLETT PACKARD MODEL 8753C, 300KH2 NETWORK ANALYZER S/N       $ 3,000.00          $ 4,000.00          $ 5,000.00
                2918400106

92     012010   PWS MODEL PROBE II INSPECTION PROBE SYSTEM S/N 25750481, W/    $ 1,200.00          $ 1,400.00          $ 1,800.00
                NIKON MICROSCOPE

93     012012   KULICKE & SOFFA MODEL 288 INDEXING WORKHOLDER                  $ 2,500.00          $ 3,500.00          $ 4,500.00

94     012021   HEWLETT PACKARD MODEL 8753B NETWORK ANALYZER S/N 2807A04016    $ 3,000.00          $ 4,000.00          $ 5,000.00
---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $35,700.00          $45,350.00          $66,300.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
ROOM # 656 SAW/CHIP & WIRE DEVICE
---------------------------------
---------------------------------------------------------------------------------------------------------------------------------
95     012022   HEWLETT PACKARD MODEL 8753B NETWORK ANALYZER S/N N/A           $ 3,000.00          $ 4,000.00          $ 5,000.00

96              WEB TECHNOLOGIES MODEL 6200 BUBBLE DETECTOR                    $   850.00          $ 1,100.00          $ 1,400.00

97     012011   KULICKE & SOFFA MODEL 4123 WIRE BONDER W/ BAUSCH & LOMB        $ 1,400.00          $ 1,700.00          $ 2,000.00
                MICROSCOPE

98     012013   SEMICONDUCTOR EQUIPMENT CORPORATION WIRE BONDER W/ NIKON       $   950.00          $ 1,150.00          $ 1,500.00
                MICROSCOPE, MODEL 4400, S/N 15070

99     012014   KULICKE & SOFFA MODEL 4123 WIRE BONDER W/ BAUSCH & LOMB        $ 1,400.00          $ 1,700.00          $ 2,000.00
                MICROSCOPE

100    012015   KULICKE & SOFFA MODEL 4124 WIRE BONDER, S/N 431                $ 1,750.00          $ 2,250.00          $ 2,800.00

101    012016   TAYLOR & WINFIELD MODEL NS-1H-E-GI-83 SPOT WELDER, 50KVA,      $ 1,200.00          $ 1,400.00          $ 2,000.00
                W/ ENCLOSURE

102    012017   TRIO-TECH VACUUM HYDROCLAVE MODEL A-MBG-1, S/N 034M W/         $ 1,500.00          $ 2,000.00          $ 3,000.00
                CHART RECORDER

103    012018   LAURIER & ASSOCIATES WIRE BONDER, MODEL SA202, S/N D0519       $ 2,000.00          $ 2,500.00          $ 3,200.00

104    012019   LAURIER & ASSOCIATES WIRE BONDER, MODEL SA202,  S/N CO445      $ 2,000.00          $ 2,500.00          $ 3,200.00

105    012023   HEWLETT PACKARD MODEL 8711A, 300KHZ NETWORK ANALYZER           $ 3,000.00          $ 4,000.00          $ 5,000.00
                S/N N/A

---------------------------------------------------------------------------------------------------------------------------------
CLEAN ROOM
----------
---------------------------------------------------------------------------------------------------------------------------------
106    012024   TENOR INSTRUMENT ALPHA STEP 200 SURFACE PROFILE METER S/N      $ 6,000.00          $ 8,000.00          $10,000.00
                0491-1924, 1991

107    012029   UVOCS ULTRA VIOLET OZONE CLEANING SYSTEM MODEL T1OX16/OZS,     $ 2,000.00          $ 2,500.00          $ 3,500.00
                S/N 335

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                     $27,050.00          $34,800.00          $44,600.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
CLEAN ROOM (CONT'D)
-------------------
---------------------------------------------------------------------------------------------------------------------------------
108    012027   BRANSON SERIES 8000 MODEL PM11220, PLASMA CONTROLLER, S/N      $ 4,500.00          $ 5,500.00          $ 7,500.00
                F482-1 W/ POWER SUPPLY

109    012025   SPUTTERED FILMS CLUSTER 4000, SPUTTERING SYSTEM, S/N 16209    $120,000.00         $150,000.00         $200,000.00
                W/ DYCOR QUADROPOLE GAS ANALYZER, POWER SUPPLIES ,
                CH INDUSTRIES LN2 CONTROL, MDX MAGNETRON DRIVE W/INTERFACE
                UNITS, MODEL 280 GAUGE CONTROLLER

110    012026   AIRCO MODEL FC1800 ELECTRON BEAM DEPOSITION SYSTEM S/N 193     $35,000.00          $45,000.00          $60,000.00
                W/ MODEL CV-8 CONTROLLER, SERIES 270 GAUGE CONTROLLER, W/
                VIEWVAC

111    012028   MTI MULTIFAB WAFER TRACK S/N 2143, REFURBISHED BY PENREP       $10,000.00          $15,000.00          $20,000.00

112    012030   MTI MULTIFAB WAFER TRACK S/N 2469, REFURBISHED BY PENREP       $10,000.00          $15,000.00          $20,000.00

113    012032   PERKIN ELMER 300HT MICRALIGN SYSTEM, MODEL 341 S/N A4991       $50,000.00          $60,000.00          $80,000.00

114    012031   MII MULTIFAB WAFER TRACK S/N REFURBISHED BY PENREP             $ 3,000.00          $ 4,000.00          $ 6,000.00

115    012033   SEMIFAB INC. WAFER PROCESSING DEVELOP & ETCH SYSTEM            $ 9,500.00          $13,000.00          $18,500.00
                POLYPROPYLENE TANK, W/ LUFRAN TEMP. CONTROLLER, DIGITAL
                CONTROLS, MODEL WPS-300 S/N 3180-01

116    012036   QUINTEL MODEL CA 800, MASK ALIGNER, W/ ULTRA-SENSE CONTROL     $ 6,000.00          $ 7,500.00          $10,500.00
                SYSTEM, POWER SUPPLY S/N 0273

117    012038   INTEGRATED AIR SYSTEMS VENTED FUME HOOD MODEL LV648PE2,        $ 2,500.00          $ 3,000.00          $ 4,500.00
                S/N 5035, 1996, 6' LENGTH W/ HEPA FILTERS

118    012034   SHANNON ENGINEERING PH NEUTRALIZATION SYSTEM W/ DIGITAL PH     $ 2,500.00          $ 3,000.00          $ 4,500.00
                CONTROLLER, MODEL BNS01-011

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                    $253,000.00         $321,000.00         $431,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                           FLV                 FMV                 FMIPV
---------------------------------------------------------------------------------------------------------------------------------
CLEAN ROOM (CONT'D)
-------------------
---------------------------------------------------------------------------------------------------------------------------------
119             MISCELLANEOUS IN CLEAN ROOM INCLUDING: VENTED FUME HOODS,      $12,000.00          $15,000.00          $20,000.00
                WORKBENCHES, PC'S, CARTS, HOT PLATES, STIRRERS, BLUE M OVEN,
                FLAMMABLE STORAGE CABINETS, POLISHING & RINSING UNIT PASS
                THRU UNITS, SHOP VAC, CARTS, LEAK DETECTOR

120    012035   NIKON METALLURGICAL INSPECTION MICROSCOPE W/ PANASONIC         $ 6,500.00          $ 7,500.00          $10,000.00
                CAMERA S/N 250424, MODEL 227946 W/ VIDEO MICRO SCALER
                MODEL IV-550 & MONITOR

121    012037   SEMI TOOL SPIN DRYER, MODEL ST-260C, S/N C2659C                $ 1,500.00          $ 2,000.00          $ 2,500.00

122    012039   TENCOR M-GAGE 200 THICKNESS MEASURING SYSTEM W/ PRINTER        $ 1,200.00          $ 1,500.00          $ 2,000.00
                S/N 0286-410

123    012041   KULICKE & SOFFA MODEL 780 WAFER DICING SAW S/N 1153, W/        $20,000.00          $24,000.00          $30,000.00
                SONY MONITOR

124    012042   KULICKE & SOFFA MODEL 775 WAFER DICING SAW S/N 525, W/ SONY    $20,000.00          $24,000.00          $30,000.00
                MONITOR DIGITAL CONTROLS

125    012043   AMI SEMI AUTOMATIC SCREEN PRINTER MODEL 465 S/N 995126 W/      $ 7,500.00          $10,000.00          $14,000.00
                (2) CCD CAMERAS MONITOR, CROSSHAIR GENERATORS, POWER
                SUPPLY, MICRO-ALIGNMENT SYSTEM

126             KULICKE & SOFFA MODEL 780 WAFER DICING SAW (LOCATED ON 7TH     $20,000.00          $24,000.00          $30,000.00
                FLOOR)

127             MISCELLANEOUS INCLUDING BLUE M OVEN CARTS TEKTRONIX            $ 5,000.00          $ 6,000.00          $ 8,000.00
                OSCILLOSCOPES, WORKBENCHES, NUARC FLIP TOP PLATEMAKER,
                VENTED FUME HOODS, MICROSCOPES, VITRASONIC BATHS, etc..

128             (2) HP 3577 NETWORK ANALYZERS, APPROX. 1985 (7TH FLOOR)        $ 8,000.00          $ 9,000.00          $11,000.00

---------------------------------------------------------------------------------------------------------------------------------
ROOM # 687 STUDIO
-----------------
---------------------------------------------------------------------------------------------------------------------------------
129    012044   HEWLETT PACKARD MODEL 89440A, 1800MHZ VECTOR SIGNAL            $ 7,500.00          $ 8,500.00          $12,000.00
                ANALYZER, W/ HP MODEL 89440A RF SECTION

---------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                    $109,200.00         $131,500.00         $169,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------
 #   ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------------
ROOM # 687 STUDIO (CONT'D)
--------------------------
-----------------------------------------------------------------------------------------------------------------------------
  130    012045   HEWLETT PACKARD MODEL 8644A, 2060 MHZ SYNTHESIZED SIGNAL     $  6,500.00       $  7,500.00      $  10,000.00
                  GENERATOR

  131    012046   ANALOGIC POLYNOMICAL WAVEFORM SYNTHESIZER MODEL 2020         $  2,000.00       $  2,500.00      $   3,500.00

  132    012047   HEWLETT PACKARD MODEL 8647A SIGNAL GENERATOR                 $  3,000.00       $  4,000.00      $   5,000.00

  133    012048   HEWLETT PACKARD MODEL 89440A, 1800 MHZ VECTOR SIGNAL         $  7,500.00       $  8,500.00      $  12,000.00
                  ANALYZER, W/ RF SECTION

  134     01249   PANASONIC MODEL P350 DIGITAL VIDEO CASSETTE RECORDER         $  1,200.00       $  1,500.00      $   1,850.00

  135             STUDIO EQUIPMENT CONSISTING OF SIGNAL GENERATORS & RACKS,    $ 20,000.00       $ 30,000.00      $  60,000.00
                  TAPE RECORDERS, STUDIO HEAD END EQUIPMENT, GATEWAY PC'S,
                  ZENITH MONITORS, OSCILLOSCOPES, TELEVISION MONITORS,
                  DISTRIBUTION PATCH PANELS, FUNCTION GENERATORS, MONOSCOPES,
                  VECTORSCOPES, MODULATORS, GHOST SIMULATORS, RECEIVERS,
                  TEKTRONIX 2465B 400MHZ OSCILLOSCOPE, FANS, NOTCHER, PUNCH,
                  HANDTOOLS, MAGNIFYING LAMPS, HP PLOTTER, DRAFTING TABLE,
                  SOLDER STATIONS, CARTS, WORKBENCHES, BLUE PRINT CABINETS

  136    012106   HEWLETT PACKARD 3784A DIGITAL TRANSMISSION ANALYZER          $  2,500.00       $  3,500.00      $  4,500.00

  137    012120   ZENITH MODEL HDTV, HIGH DEFINITION TELEVISION CAMERA W/      $ 85,000.00       $100,000.00      $120,000.00
                  VINTEN LF. CAM HEAD, MODEL 3277, S/N 292 W/ TRIPOD STAND,
                  ASSOCIATED EQUIPMENT

  138    012121   SONY MODEL BVH - 2000 VIDEOCORDER                            $  5,000.00       $  7,000.00      $  9,000.00

-----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $132,700.00       $164,500.00      $225,850.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
 #   ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------
TRAINING AREA ROOM # 620
------------------------
----------------------------------------------------------------------------------------------------------------------------
  139             (10) LEADER MODEL LBO-520 DUAL TRACE OSCILLOSCOPES, (10)     $25,000.00        $30,000.00       $40,000.00
                  SENCORE UNIVERSAL POWER SUPPLIES, MODEL UPS 164 LEADER
                  DIGITAL COUNTERS, LEADER VECTORSCOPES, ASSORTED ZENITH
                  TELEVISIONS, (10) ZENITH MONITORS, ZENITH VCR'S
                  PROJECTOR, TEKTRONIX 2465 OSCILLOSCOPE, LEADER PATTERN
                  GENERATOR, GOLDSTAR OSCILLOSCOPE, (2) ZENITH HD PROJECTION
                  DISPLAYS, WORK BENCHES, TABLES, CHAIRS, STOOLS, SENCORE
                  COMPUTER MONITOR ANALYZER,  MODEL CM2000, WORKBENCHES, FILE
                  CABINETS, (10) MODULAR WORK STATIONS W/ WORK TOPS, SWIVEL
                  CHAIRS, 400 LF OF OFFICE PARTITIONS, ZENITH 2 SELECT PC'S,
                  (8) GATEWAY P4D-68 PC'S, (4) MICROFICHE READERS, FLAT BLUE
                  PRINT FILE CABINETS, METAL DISK, CREDENZA (2) GATEWAY
                  PS-120 PC'S, etc..
----------------------------------------------------------------------------------------------------------------------------
5TH FLOOR
ROOM 591 CONFERENCE CENTER
--------------------------
----------------------------------------------------------------------------------------------------------------------------
  140             12' OVAL CONFERENCE TABLE W/ ASSORTED CHAIRS, OVERHEAD       $ 7,500.00        $ 9,000.00       $12,500.00
                  PROJECTOR, (2) 5-DRAWER VERTICAL FILE CABINETS, 12' INLAID
                  OVAL CONFERENCE TABLE W/ 12 CHAIRS, ZENITH TELEVISION W/ VCR,
                  BROWN LEATHER SOFA, (4) LEATHER ARM CHAIRS, 16' OVAL
                  CONFERENCE TABLE W/ ASSORTED CHAIRS, OVERHEAD PROJECTOR,
                  ZENITH TELEVISION VCR PICTURETEL, WORK TABLES, GREASE BOARDS,
                  END TABLES, 12' OVAL CONFERENCE TABLE W/ 12 CHAIRS, PANASONIC

----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $32,500.00        $39,000.00       $52,500.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
 #   ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------
OPEN AREA
---------
----------------------------------------------------------------------------------------------------------------------------
  141             (14) MODULAR WORKSTATIONS INCLUDING WORK TOPS, CABINETS,     $15,000.00        $17,500.00       $25,000.00
                  SWIVEL CHAIRS, APPROXIMATELY 1000 LF. OF OFFICE PARTITIONS,
                  (15) BENTSON 5-DRAWER VERTICAL FILE CABINETS, TYPEWRITERS, HP
                  FAX -950, MICROFICHE, 4-DRAWER VERTICAL FILE
                  CABINETS, (3) 4-DRAWER LATERAL FILE CABINETS, WOOD EXECUTIVE
                  DESKS, 2-DRAWER LATERAL FILE CABINETS, WOOD CREDENZAS, WOOD
                  ROUND CONFERENCE TABLE, CHAIRS, (3) ZENITH Z-SYSTEM 100 PC W/
                  MONITOR, (1) HEWLETT PACKARD DESK JET

                   PRINTER, (5) GATEWAY 2000 P4D-66 PC W/ MONITOR, (1) GATEWAY
                  2000 4DX2-66 PC W/ MONITOR, (1) HEWLETT PACKARD LASERJET 4SI
                  PRINTER, (2) HEWLETT PACKARD LASERJET 4 PRINTER, GATEWAY
                  SOLO PENTIUM LAPTOP COMPUTER, SONY VIDEOCASSETTE RECORDER
                  MODEL VO-5600, ZENITH TELEVISION, WOOD BOOKSHELVES, HIGHBACK
                  SWIVEL CHAIR, STORAGE CABINETS, (2) FOSTER 24-DRAWER ARTWORK
                  CABINETS, REFRIGERATOR

----------------------------------------------------------------------------------------------------------------------------
TRAINING ROOM
-------------
----------------------------------------------------------------------------------------------------------------------------
  142             (9) COMPUTER TABLES, CREDENZA, VERTICAL FILE CABINET, 35"    $ 4,500.00        $ 5,000.00       $ 6,500.00
                  ZENITH TELEVISION, ZENITH HD PROJECTION DISPLAY, (9) ZENITH
                  INTEQ PC'S W/ MONITORS, AV CART, GATEWAY 4DX2-66 PC HP
                  LASERJET II PRINTER

----------------------------------------------------------------------------------------------------------------------------
ROOM # 576 TRAINING ROOM
------------------------
----------------------------------------------------------------------------------------------------------------------------

  143             APPROXIMATELY (25) STACKING CHAIRS (2) ZENITH HP PROJECTION  $ 3,500.00        $ 4,500.00       $ 7,500.00
                  DISPLAY PODIUM, KILPSCH SPEAKERS, LASER DISC PLAYER,
                  DOLBY TEKTRONIX OSCILLOSCOPE, SOUND MIXING BOARD, PIONEER
                  RECEIVER, DECODER, ZENITH AMPLIFIER, TUNER, EQUALIZER,

----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $23,000.00        $27,000.00       $39,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
 #   ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------
ROOM 502
--------
----------------------------------------------------------------------------------------------------------------------------
  144             (14) VERTICAL 5-DRAWER FILE CABINETS, METAL DESKS, SWIVEL    $ 6,000.00        $ 7,000.00       $ 8,000.00
                  CHAIRS, (2) DRAFTING TABLES, COMPUTER TABLES, HP OFFICEJET
                  LX FAX MACHINE, ZENITH PC'S, METAL CREDENZAS, MAGNIFYING
                  LAMPS, LIEBERT CHALLENGER A/C UNIT, STORAGE CABINETS, VACUUM
                  FRAME, PAPER CUTTER SILVER RECOVERY UNIT, (2) GATEWAY P5-166
                  PC W/ MONITOR (3) GATEWAY P5-200 PC W/ MONITOR, (3) GATEWAY
                  P5-90 PC W/ MONITOR, GATEWAY P5-133 PC W/ MONITOR

  145    012050   HEWLETT PACKARD MODEL  255 SERIES 7600 PLOTTER               $ 1,500.00        $ 2,000.00       $ 3,000.00

  146    012051   MIVA MODEL 1401 VACUUM FRAME CONTACT PRINTER                 $ 1,250.00        $ 1,750.00       $ 2,600.00

  147    012052   DEVOTEC MODEL MT 20 DEVELOPER                                $ 1,300.00        $ 1,800.00       $ 2,700.00

----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $10,050.00        $12,550.00       $16,300.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------
 #   ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
----------------------
-----------------------------------------------------------------------------------------------------------------------------
  148             (152) HERMAN MILLER MODULAR OFFICE WORKSTATIONS, INCLUDING:  $250,000.00       $300,000.00      $400,000.00
                  WORKTOPS,CABINETS,SWIVEL CHAIRS,APPROX.(8000) LF OF 5' HIGH
                  OFFICE PARTITIONS,(25) BENTSON 5-DRAWER VERTICAL FILE
                  CABINETS,(12) LATERAL FILE CABINETS, XEROX TYPEWRITERS, HP
                  FAX-200, UPS'S, HEWLETT PACKARD FAX-950 FAX, (4) BROTHER
                  2500ML LASER FAX (2) HP FAX-700, HP FAX-310, 2-DRAWER VERTICAL
                  FILE CABINETS, SAVIN 3630 FAX, (5) GATEWAY P5-100 PAC W/
                  MONITOR, (35) GATEWAY P5-75 PC W/ MONITOR, (2) GATEWAY GP5-
                  166 PC W/MONITOR, GATEWAY E-3000 PC W/ MONITOR, GATEWAY
                  P5-200 PC W/ MONITOR, (10) GATEWAY P5-90 PC W/ MONITOR, (4)
                  GATEWAY P5-60 PC W/ MONITOR, (3) GATEWAY P5-120 PC W/
                  MONITOR, (4) HEWLETT PACKARD LASERJET 4M PRINTER, (14)
                  ZENITH Z- MONITOR, HP LASERJET II P, 2) GATEWAY 4PD-66 PC
                  W/MONITOR, ZENITH Z-SERVICE LOT 466XE, MACINTOSH POWER MAC
                  7600/132 PC W/ MONITOR,(7) COMPAQ PROLINEA 5100E W/MONITOR,
                  (3)GATEWAY SOLO PENTIUM LAPTOP W/DOCKING
                  MACINTOSH POWER MAC STATION,(40) GATEWAY 4DX2-66 PC W/
                  MONITOR, (2) GATEWAY E-3000 PC W/ MONITOR, IBM POWERSERVER
                  360, IBM RISC SYSTEM 6000, (5) HEWLETT PACKARD 4 PLUS
                  PRINTER,  HP LASERJET 4SI PRINTER, HP PRINTER, (2) GATEWAY
                  G6-200 PC W/ MONITOR, 7100/80 PC W/ MONITOR, HEWLETT PACKARD
                  NETSERVER 5/100 LS, (2) SUN ULTRA 1, CREATOR 3D W/ (2) SUN
                  SPARC STATIONS, HP SURE STORE DAT 24X6, HEWLETT PACKARD NET
                  SERVER 5/100 LH, HEWLETT PACKARD NET SERVER 5/66 LF, (2)
                  HEWLETT PACKARD DESKJET 1600C, WOODEN EXECUTIVE DESKS,
                  SWIVEL HIGH BACK CHAIRS, ARM CHAIRS, WOODEN CREDENZAS, METAL
                  DESKS, METAL CREDENZAS, CONFERENCE TABLE 8' W/ CHAIRS, WOODEN
                  BOOKSHELVES, ROUND CONFERENCE TABLE, W/ CHAIRS,
                  (CONTINUED ON NEXT PAGE)

-----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $250,000.00       $300,000.00      $400,000.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
#          ID#            DESCRIPTION                                          FLV               FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONT'D)
-------------------------------
----------------------------------------------------------------------------------------------------------------------------
                  (CONT'D FROM PREVIOUS PAGE)
                  WOODEN LATERAL FILE CABINETS, WOODEN WORK CREDENZA, W/
                  OVERHEAD CABINETS, (40) 4-DRAWER VERTICAL FILE CABINETS,
                  CANON PC PRINTER MODEL 50, COMPUDYNE PC, 10' CONFERENCE TABLE
                  W/ (14) SWIVEL CHAIRS, ZENITH TELEVISIONS, (2) LG MODEL 200
                  MMX PC'S, NETPOWER FAST SERIES MP,  COMPAQ PROLIANT JUKEBOX,
                  CISCO SYSTEMS PIX FIREWALL, LIVINGSTON FIREWALL PORT MASTER
                  IRX ROUTER, MODEMS, (2) ALLIED TELESIS CENTRECOM 3008
                  MULTIPORT REPEATER, HP MODEL 715/80, IBM SYSTEM 3174 &
                  3274-41C

----------------------------------------------------------------------------------------------------------------------------
PRODUCT ROOM
------------
----------------------------------------------------------------------------------------------------------------------------

  149             BLACK LEATHER SOFA, GLASS COFFEE TABLE, BLACK LEATHER        $ 1,200.00        $ 1,500.00       $ 2,000.00
                  RECLINER, YELLOW SOFA, STACKING CHAIRS

----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE CONFERENCE ROOM
-------------------------
----------------------------------------------------------------------------------------------------------------------------

  150             30' WOODEN CONFERENCE TABLE W/ (28) RED CLOTH SWIVEL ARM     $ 6,000.00        $ 8,000.00       $11,000.00
                  CHAIRS, PODIUM, ZENITH HD PROJECTION DISPLAY UNIT.

----------------------------------------------------------------------------------------------------------------------------
INSTRUMENT SERVICES ROOM # 559
------------------------------
----------------------------------------------------------------------------------------------------------------------------

  151    012053   FLUKE 5500A CALIBRATOR W/N 6580016                           $ 5,000.00        $ 6,000.00       $ 7,000.00

  152             MISC. EQUIP. INCL: FLUKE TRANSCONDUCTANCE AMPLIFIER, FLUKE   $20,000.00        $25,000.00       $35,000.00
                  732A REFERENCE STANDARD, MULTIMETERS, HP LASERJET 4 PRINTER,
                  BROTHER LASER PRINTER MODEL HL-10V, (3) QUANTUM DATA 8701
                  IMAGERS, VARIOUS TEKTRONIX OSCILLOSCOPES
                  MODEL 468, 7603, 576, 7623A, 2465B, 465B, 2245, 576, 577,
                  TRACKING GENERATORS, DC POWER SUPPLIES, FUNCTION GENERATOR,
                  PANASONIC VP-5720A DIGITAL OSCILLOSCOPE, SWEEP GENERATOR,
                  GATEWAY P5-75 PC, HP SPECTRUM
                  ANALYZERS, CD ROM READERS, ZENITH VCR, NTSC MODEL 520A
                  VECTORSCOPE, AMPMETERS, LAMBDA METER, WORKBENCHES, HAND
                  TOOLS, STORAGE
                  (CONTINUED ON NEXT PAGE)

----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $32,200.00        $40,500.00       $55,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------
#        ID#              DESCRIPTION                                          FLV               FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------
INSTRUMENT SERVICES ROOM # 559 (CONT'D)
---------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                  (CONT'D FROM PREVIOUS PAGE)
                  CABINETS, METAL DESKS, (20) VERTICAL FILE CABINETS, METAL
                  CARTS, INSPECTION LIGHTS, TRANSFORMERS, SOLDERING STATIONS,
                  CARD FILES, BENDING BRAKE, SHEAR, DRILL PRESS, GRINDERS,
                  ELECTRONIC COUNTERS, MEASURING RECEIVERS, HP FUNCTION
                  GENERATORS, HIGHBACK LEATHER CHAIR, CREDENZA, FAX MACHINE

  153    012054   FLUKE 5700A CALIBRATOR S/N 4875008                           $ 3,000.00        $ 4,000.00       $ 5,000.00

----------------------------------------------------------------------------------------------------------------------------
ROOM # 565
----------
----------------------------------------------------------------------------------------------------------------------------

  154             (2) GATEWAY GP6-300 PC'S W/ VIVITRON 21 MONITOR, GATEWAY     $25,000.00        $30,000.00       $45,000.00
                  P5-133 PC W/ VIVITRON 17 MONITOR, (2) GATEWAY P5-200 PC'S W/
                  VIVITRON 17 MONITOR,  FLUKE FREQUENCY COUNTER, PHILIPS
                  MULITMETER, SWEEP GENERATOR, GATEWAY P5-166 PC/ VIVTRON
                  MONITOR GATEWAY E-3100 PC W/ VIVITRON MONITOR, SUN SPARC
                  STATION 1, DELTA PEDESTAL DRILL PRESS, ENCO MANUAL NOTCHER,
                  HP SPECTRUM ANALYZER MODEL 855HL, TEKTRONIX OSCILLOSCOPES,
                  GATEWAY E-300 PC W/ MONITOR, (4) TATUNG AXIL ULTRASPARC PC
                  W/ VIVITRON 21 MONITOR, HP LASERJET PRINTERS, (3) ZENITH
                  Z-STATION EX PC W/ COMPAQ MONITOR HEWLETT, PACKARD MODEL
                  16500B LOGIC ANALYSIS SYSTEM, ZENITH STEREO SYSTEM, ZENITH
                  DIGITAL RECEIVER, WORK BENCHES, ELECTRIFIED WORK BENCHES,
                  METAL CARTS, SWIVEL CHAIRS, FILE CABINETS, HAND TOOLS,
                  STORAGE CABINETS, SHELVING, CONFERENCE TABLE, PIONEER
                  TELEVISION

----------------------------------------------------------------------------------------------------------------------------
ROOM # 562
----------
----------------------------------------------------------------------------------------------------------------------------

  155             EQUIPMENT IN STORAGE INCLUDING: SOLAR UPS, COMPUTER          $ 5,000.00        $ 6,500.00       $ 8,000.00
                  MONITORS, PC'S, LASERJET PRINTERS, METAL SHELVING, STORAGE
                  CABINETS, FILE CABINETS

----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $33,000.00        $40,500.00       $58,000.00
----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------
#        ID#                 DESCRIPTION                                         FLV               FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------------
MAIN FRAME COMPUTER ROOM
------------------------
-----------------------------------------------------------------------------------------------------------------------------
  156    012085   (3) LEIBERT AIR CONDITIONER/ROOM CONDITIONERS                $  2,000.00       $  3,000.00      $  5,000.00
         012086   W/ASSOCIATED EQUIPMENT
         012103

  157    012088   (2) HONEYWELL BULL MODEL 8080 DISC DRIVES                    $  6,000.00       $  8,000.00      $ 16,000.00

  158    012089   HONEYWELL MODEL DPS SYSTEM CONTROLLER                        $ 10,000.00       $ 15,000.00      $ 25,000.00

  159    012090   (2) HONEYWELL BULL MODEL DPS 800 CPU'S                       $  8,000.00       $ 14,000.00      $ 25,000.00
         012091   W/ASSOCIATED HARDWARE

  160             (3) HONEYWELL BULL MODEL DPS-6 FRONT END PROCESSORS          $    100.00       $    150.00      $    200.00

  161    012092   SUN MODEL 4/360 MICROPROCESSORS W/ (4) DISC DRIVES W/ Z-LAN  $ 10,000.00       $ 17,500.00      $ 25,000.00
                  500 MULTI-POST, DIGITAL DISTRIBUTION AMPLIFIER

  162    012093   SUN DVS, DIGITAL VIDEO SYSTEM W/ CABINET                     $ 12,000.00       $ 15,000.00      $ 22,000.00

  163    012094   SONY MODEL HDD-1000 DIGITAL HIGH DEFINITION VIDEO RECORDER,  $ 12,000.00       $ 15,000.00      $ 22,000.00
                  1988

  164    012095   SONY MODEL 4-2-2 COMPONENT DIGITAL HIGH DEFINITION TAPE      $  5,000.00       $  7,500.00      $ 12,000.00
                  RECORDER, W/ MONITOR

  165    012097   (2) HEWLETT PACKARD NET SERVERS MODEL 5/66 LM                $  5,000.00       $  7,000.00      $ 10,000.00
         012098   W/ASSOCIATED HARDWARE

  166    012086   (8) HONEYWELL BULL DISC DRIVES MODEL 3391                    $ 20,000.00       $ 25,000.00      $ 40,000.00
         012087   W/ASSOCIATED HARDWARE

  167             ZENITH FILE SERVERS, RACKS, HIGH SPEED PRINTERS, ZYPLEXS     $ 15,000.00       $ 20,000.00      $ 35,000.00
                  CONNECTOR, LASER PRINTERS, SONY MONITORS, PANASONIC D340
                  DIGITAL VIDEO CASSETTE RECORDER, STORAGE CABINETS, UPS'S (3)
                  DATAPRODUCTS LASER PRINTERS, SUN SPARC STATION,
                  MONITORS, POWERWARE UPS'S, DIGITAL ALPHA SERVER 1000

-----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $105,100.00       $147,150.00      $237,200.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998


-----------------------------------------------------------------------------------------------------------------------------
#       ID#              DESCRIPTION                                           FLV               FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------------
MAIN FRAME COMPUTER ROOM (CONT'D)
---------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  168   012100    (3) COMPAQ PROLIANT MODEL 2500 SERVERS W/ DISC DRIVES,       $ 40,000.00       $ 60,000.00      $ 90,000.00
        012104    KEYBOARDS, APC UPS UNIT W/ RACKS, ENCLOSED, TAPE DRIVES,
        012105    MONITORS

  169    012099   IBM AS/400 MAIN FRAME COMPUTER SYSTEM (2) DISC DRIVES, CPU,  $ 35,000.00       $ 50,000.00      $ 80,000.00
                  POWER SUPPLY, (2) POWERWARE MODEL 125 UPS'S W/ (3) IBM 3590
                  TAPE DRIVES, MONITOR, (5) SMALL POWERWARE UPS, W/ (2) GATEWAY
                  2000 4DX2-66 PC W/ MONITOR

  170    012101   IBM RISC SYSTEM 6000, R50 MAINFRAME COMPUTER SYSTEM, CPU W/  $ 10,000.00       $ 15,000.00      $ 22,500.00
                  (2) IBM MODEL 7133-020 DISC TAPE DRIVES W/ IBM MODEL 7137

  171    012102   DIGITAL TERMINAL SERVER W/ TZ887 TAPE DRIVE, W/ (4) DISC     $  7,500.00       $ 12,000.00      $ 20,000.00
                  STORAGE UNITS, W/ ALPHA SERVER MODEL 1000A TERMINAL

-----------------------------------------------------------------------------------------------------------------------------
4TH FLOOR EXTERIOR EXECUTIVE OFFICES
------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  172             INCL. BUT NOT LIMITED TO: APPROX. (58) EXEC.OFFICES          $ 90,000.00       $110,000.00      $150,000.00
                  CONSISTING OF: WOODEN ASSORTED STYLE EXECUTIVE DESKS W/
                  CREDENZAS, CONF.TABLES, STRAIGHT LEG ARM CHAIRS, HIGHBACK
                  SWIVEL CHAIRS, FILE CABINETS, GREASE BOARDS, TV'S,
                  ZENITH STEREOS, GLASS BOOKSHELVES, LEATHER ARM CHAIRS, SOFAS,
                  COFFEE TABLES, END TABLES, ROUND CONFERENCE TABLES, HIGHBACK
                  LEATHER CHAIRS, HP FAX-700, ANTIQUE ZENITH RADIO, (22) GATEWAY
                  P5-75 PC W/MONITOR, (7) GATEWAY P4D-66
                  PC W/MONITOR,GATEWAY P5-100 PC W/MONITOR W/CD ROM, COMPAQ
                  PRESARIO CDTV 520 PC W/MONITOR (2) GATEWAY P5-90 PC W/
                  MONITOR, (3) GATEWAY P5-200 PC W/ MONITOR W/ CD ROM, HEWLETT
                  PACKARD LASERJET PRINTERS, IBM PC W/ MONITOR, (2) ZENITH
                  Z-SELECT 100 PC W/ MONITOR,HEWLETT PACKARD LASERJET III
                  PRINTERS, GOLDSTAR PC W/MONITOR, IBM THINK PAD 560, (3) HP
                  LASERJET 5 PRINTER, HP DESKJET 600 PRINTER, XEROX WORK
                  CENTER CONTINUED ON NEXT PAGE

-----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $182,500.00       $247,000.00      $362,500.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998


-----------------------------------------------------------------------------------------------------------------------------
#    ID#                 DESCRIPTION                                           FLV               FMV              FMIPV
-----------------------------------------------------------------------------------------------------------------------------
4TH FLOOR EXTERIOR EXECUTIVE OFFICES (CONT'D)
---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                  CONT'D FROM PREVIOUS PAGE
                  450C FAX, HP DESKJET F540 PRINTER, GATEWAY 2000 SOLO LAPTOP
                  COMPUTER, HP DESKET 520 PRINTER, MAHOGANY LEATHER INLAID DESK
                  W/CLOTH ARM CHAIRS, ENTNMT UNIT 16' EXECUTIVE CONF.TBL. W/
                  (24) HIGHBACK LEATHER ARM CHAIRS, VARIOUS LAPTOP COMPUTERS,
                  AND GATEWAY PENTIUM PC'S, ETC.

-----------------------------------------------------------------------------------------------------------------------------
4th FLOOR INTERIOR OPEN OFFICES
-------------------------------
-----------------------------------------------------------------------------------------------------------------------------

  173             INCLUDING BUT NOT LIMITED TO: SECRETARIAL METAL DESKS, METAL $100,000.00       $120,000.00      $170,000.00
                  BOOKSHELVES, (170) 4-DRAWER VERTICAL FILE CABINETS, (350)
                  5-DRAWER VERTICAL FILE CABINETS, 4-DRAWER LATERAL FILE
                  CABINETS, L-SHAPED WOODEN EXECUTIVE DESK W/ MATCHING CREDENZA,
                  OVAL CONFERENCE TABLE, ARM CHAIRS, SWIVEL BASE HIGH BACK
                  CHAIRS, TYPEWRITERS, ADDING MACHINES, PANASONIC FAX L-SHAPED
                  WOODEN SECRETARIAL WORK STATIONS, 2-DRAWER LATERAL WOODEN
                  FILE CABINETS, ASSORTED HP DESKJET PRINTERS, BROTHER FAX
                  MACHINE, XEROX TYPEWRITER, PAPER SHREDDERS, STORAGE
                  CABINETS, DOT MATRIX PRINTERS, MOSLER 2-DOOR SAFE, GBC
                  BINDER, ROUND CONFERENCE TABLE AND CHAIRS, (2) MEILINK
                  SAFES, LIBRARY SHELVES, ZENITH 386 PC'S, CONTRACTS, RICOH
                  FAX 60, BREAKROOM TABLES, MICROWAVES, (2) GATEWAY P5-166 PC,
                  (9) GATEWAY P5-90 PC W/ MONITOR, (26) GATEWAY 4DX2-66 PC W/
                  MONITOR, (32) GATEWAY P5-75 PC'S W/ MONITOR, (5) GATEWAY
                  PC'S GPS-166 W/ MONITOR, CANON L777 FAX MACHINE, (7) HEWLETT
                  PACKARD LASERJET 4 PLUS, (24) ZENITH Z-SELECT 100 PC'S W/
                  MONITOR, ASSORTED HP LASERJET PRINTERS, GATEWAY P5-75 PC W/
                  MONITOR, HEWLETT PACKARD 6P PRINTER, HP FAX-200, (2) HP FAX-
                  700, HP LASERJET 4M PRINTER, SAVIN MODEL 3630 FAX MACHINE,
                  (6) HP LASERJET W/ PRINTER, (2) GATEWAY
                  (CONTINUED ON NEXT PAGE)

-----------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                   $100,000.00       $120,000.00      $170,000.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#   ID#                                DESCRIPTION                                       FLV              FMV         FMIPV
----------------------------------------------------------------------------------------------------------------------------------
4th FLOOR INTERIOR OPEN OFFICES (CONT'D)
----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                CONT'D FROM PREVIOUS PAGE GP5-233 PC'S W/ MONITOR,
                CANON LASER CLASS 1000 FAX MACHINE, ZENITH IMEQ PC W/ MONITOR,
                (3) HEWLETT PACKARD LASERJET 4SI PRINTER, CANON PC PRINTER 70,
                CANON MICROPRINTER 90, COMPUDYNE 488 PC W/ MONITOR,
                STANDARD REGISTER COPIER W/ KYOCERA PF-1 PAPER FEEDER, (2)
                STANDARD REGISTER MODEL PL3010 PRINTER, GATEWAY G6-333 PC W/
                MONITOR, COMPAQ DESKTOP PC W/ MONITOR, (5) GATEWAY P5-133 PC W/
                MONITOR, HEWLETT PACKARD SCANJET 5P FLATBED SCANNER, HEWLETT
                PACKARD DESKJET  1600M PRINTER, GATEWAY P5-60 PC W/ MONITOR,
                GATEWAY G6-200 PC W/ MONITOR, HP FAX-310, HP LASERJET 5 PRINTER,
                HP LASERJET 4000T PRINTER, PROCOM TECHNOLOGY CD TOWER, APPROXIMATELY
                1200 LF. OF 5' & 4' HIGH MODULAR OFFICE PARTITIONS & WORKSTATIONS
                INCLUDING WORK TOPS, CABINETS, SWIVEL CHAIRS etc..

----------------------------------------------------------------------------------------------------------------------------------
3RD FLOOR CPME MECHANICAL ENGINEERING
-------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
174             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT LIMITED TO:            $10,000.00   $18,000.00    $27,500.00
                MODULAR WORK STATIONS, STORAGE SHELVES, DRAFTING TABLE,
                BOOKCASE, BALANCE SCALE, IBM SELECTRIC TYPEWRITER, ARM CHAIRS,
                CONFERENCE TABLE, METAL DESKS, ZENITH 386 PERSONAL COMPUTER,
                MICROSCOPE, PRINTERS, METRO STORAGE SHELVE, HP SCAN JET 4C FLAT
                BED SCANNER, MONITORS, PAPER CUTTER, CHATILLON PRESSURE TENSILE
                TESTER MODEL UTSE

175             (3) GATEWAY 2000 PENTIUM 90 MHZ PERSONAL COMPUTER W/ ZENITH              $ 6,000.00   $ 7,500.00    $ 9,000.00
                FLAT TECH MONITOR MOUSE, (3) GATEWAY 2000 PENTIUM 200 MHZ
                PERSONAL COMPUTER W/ ZENITH MONITOR, (2) GATEWAY 2000 PENTIUM
                100 MHZ PERSONAL COMPUTERS W/ ZENITH FLAT TECH MONITOR,
                (CONTINUED ON NEXT PAGE)
----------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                               $16,000.00   $25,500.00    $36,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#   ID#                                DESCRIPTION                                            FLV            FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
3RD FLOOR CPME MECHANICAL ENGINEERING (CONT'D)
----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  CONT'D FROM PREVIOUS PAGE
                  (3)  GATEWAY  2000  PENTIUM 150 MHZ PERSONAL COMPUTERS W/
                  ZENITH FLAT TECH MONITOR, (2) GATEWAY 2000 PENTIUM 133 MHZ
                  PERSONAL COMPUTER W/ ZENITH FLAT TECH MONITOR, HEWLETT PACKARD
                  LASER JET SI LASER PRINTER, HEWLETT PACKARD LASER JET
                  4V LASER PRINTER, HEWLETT PACKARD DESK JET PRINTER, (5)
                  COMPUTER FILE SERVERS, ZENITH PERSONAL COMPUTERS, (2) NET POWER
                  PERSONAL COMPUTER & FAST SERIES W/ UGA MONITORS, (14) NET POWER
                  PERSONAL COMPUTER CALISTO W 21"
                  MONITOR MOUSE, NET POWER PERSONAL COMPUTER

176       14000   HEWLETT PACKARD 7600 SERIES MODEL 255 PLOTTER                            $ 1,200.00     $ 1,500.00    $ 1,700.00

177       14001   SILICON GRAPHICS INDIGO 2 COMPUTER WORK STATION W/ 19" SVGA              $ 3,000.00     $ 4,000.00    $ 5,000.00
                  MONITOR
------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE SHOP
----------------
------------------------------------------------------------------------------------------------------------------------------------

178               DIACRO CORNER NOTCHER MODEL NO. 2, DIACRO BENCH TOP FINGER               $ 5,000.00     $ 6,000.00    $ 8,000.00
                  BENDING, BRAKE BENCH TOP DRILL PRESS, DOUBLE ENDED BENCH
                  GRINDER, BALANCE SCALE, (3) VIDMAR STYLE STORAGE CABINETS, HOLE
                  PUNCH, MECHANICAL PRESS BRAKE, STORAGE CABINETS AND
                  SHELVES, MASTER SETS, HIPOT TESTER 100 SERIES
------------------------------------------------------------------------------------------------------------------------------------
TECHNICAL SERVICES
------------------
------------------------------------------------------------------------------------------------------------------------------------

179               MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING STORAGE SHELVES INDEX          $ 4,000.00     $ 5,000.00    $ 7,500.00
                  FILES, PAPER CUTTER, METAL DESKS, TAPE DISPENSERS, INSPECTION
                  LAMPS, RICOH FAX MACHINE, STOOLS OFFICE PARTITIONS, CONFERENCE
                  TABLE, ARM CHAIRS, MARKER BOARD VIDMAR PORTABLE
                  CABINET, HERCULES DIE LIFT TABLE, 24X36" GRANITE SURFACE PLATE,
                  DIACRO CORNER NOTCHER, PALLET JACK, ORBIT BENCH TOP DRILL
                  PRESS, DOUBLE ENDED GRINDER, DIACRO FINGER BRAKE NO.12, HAND
                  TOOLS
------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                               $13,200.00     $16,500.00    $22,200.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#   ID#                                DESCRIPTION                                            FLV            FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
TECHNICAL SERVICES (CONT'D)
---------------------------
------------------------------------------------------------------------------------------------------------------------------------
  180             (2) TEKTRONIX MODEL 465 STORAGE OSCILLOSCOPE,  TEKTRONIX MODEL           $ 1,000.00      $ 1,200.00   $ 1,400.00
                  468 STORAGE OSCILLOSCOPE, WELLER SOLDER GUN, DIGITAL MULTI
                  METERS, OSCILLATOR

  181             GATEWAY 2000 PENTIUM 133 PC, (3) GATEWAY 2000 PENTIUM 100 PC,            $ 2,400.00      $ 3,000.00   $ 3,500.00
                  (3) ZENITH PERSONAL COMPUTERS, INDUSTRIAL COMPUTER MONITORS, HP
                  LASERJET PRINTER SERIES II, CABLE-TRON ETHERNET HVP LANVIEW MR
                  5000C

  182     14002   TEKTRONIX 2445 150MHZ OSCILLOSCOPE                                       $ 1,400.00      $ 1,600.00   $ 1,900.00

  183     14003   TEKTRONIX 2445 150MHZ OSCILLOSCOPE                                       $ 1,400.00      $ 1,600.00   $ 1,900.00
------------------------------------------------------------------------------------------------------------------------------------
COLOR TELEVISION
----------------
------------------------------------------------------------------------------------------------------------------------------------

  184             MISCELLANEOUS OFFICE FURNITURE INCLUDING BUT NOT LIMITED TO:             $ 1,000.00      $ 1,500.00   $ 2,000.00
                  METAL PARTITIONS, BOOKCASES, DESKS, SWIVEL CHAIRS, CARTS,
                  VERTICAL FILE CABINETS, IBM SELECTRIC II TYPEWRITER, WORK TABLES

  185             MISCELLANEOUS TEST EQUIPMENT INCLUDING ELECTROSTATIC VOLTMETER,          $ 3,000.00      $ 3,750.00   $ 4,500.00
                  LEADER PROGRAMMABLE VIDEO GENERATOR MODEL 1604 A, HP AUTOMATIC
                  SYNTHESIZER, DIGITAL COUNTER, TEKTRONIX 7613 OSCILLOSCOPE, W/
                  CART, VOLTMETER TEST BENCHES,
                  COPPER BOOTHS, DIGITAL AC METER, LEADER 35MHZ OSCILLOSCOPE,
                  TEST FIXTURES

  186             MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: BUT NOT LIMITED TO:            $ 3,500.00      $ 4,250.00   $ 5,000.00
                  DIABLO PRINTER,  (3) ZENITH PERSONAL COMPUTERS, MONITORS,
                  GATEWAY 2000 PENTIUM 100 MHZ PC, GATEWAY 2000 PENTIUM 120 MHZ
                  PC, HP PLAIN PAPER FAX MACHINE, HP LASER JET III, GATEWAY 2000
                  PENTIUM
                  75 PC, HP DESK JET PRINTER, (2) GATEWAY 2000 NOTEBOOK PERSONAL
                  COMPUTER
------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                               $13,700.00      $16,900.00   $20,200.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#   ID#                                DESCRIPTION                                            FLV            FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
COLOR TELEVISION (CONT'D)
---------------------------
------------------------------------------------------------------------------------------------------------------------------------
  187     14004   ECAT CONTROL CENTER MODEL ECLASS SERIES 100, SURGE NETWORK,              $ 2,000.00    $ 2,500.00    $ 3,000.00
                  EPT, MAIN COUPLER, ASSOC.EQUIP.

  188     14005   NEC ND:YAG LASER FLASHOVER INDUCER MODEL YL129, W/ ASSOCIATED            $ 4,000.00    $ 5,000.00    $ 6,000.00
                  EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
DISPLAY SYSTEMS
---------------
------------------------------------------------------------------------------------------------------------------------------------

  189             MISCELLANEOUS OFFICE FURNITURE INCLUDING WORKTABLES, STORAGE             $ 1,500.00    $ 2,000.00    $ 2,500.00
                  CABINETS, CARTS, BOOKCASES, MARKER BOARDS, VERTICAL FILES,
                  SWIVEL CHAIRS, LADDER, METRO STYLE CART, ELECTRIFIED WORK
                  BENCHES, CONFERENCE TABLE, METAL PARTITIONS, DESKS, ARM CHAIRS

  190             MISCELLANEOUS INSPECTION TEST EQUIPMENT INCLUDING:  DIGITAL              $ 4,500.00    $ 5,250.00    $ 6,000.00
                  MULTI METER, ELECTRO STATIC VOLTMETER: SOLDER GUNS, LEADER
                  PROGRAMMABLE VIDEO GENERATOR, QUANTUM VIDEO PLUG IN MODULE
                  BCF-135 VOLT METER, ELECTROSTATIC VOLT METER,
                  HP 1740A OSCILLOSCOPE, 100MHZ TEKTRONIX 469B OSCILLOSCOPE,
                  TEKTRONIX 2215 60MHZ OSCILLOSCOPE, SORENSEN HIGH VOLTAGE POWER
                  SUPPLY, 10-30-20, CI POWER SUPPLY GAUSSMETER, INTERPOWER
                  INTERNT'L. POWER SUPPLY, ELGAR AC POWER SOURCE 501B, VIDEO
                  TEST STAND, TENNEY SST ENVIRONMENTAL TEST CHAMBER

  191             MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: ZENITH STEREO                  $ 3,500.00    $ 4,000.00    $ 4,500.00
                  RECEIVERS, STEREO'S, ZENITH VCR'S PIONEER LASER DISC CD PLAYER,
                  UPS, HP DESK JET 1600C PRINTER, (2) GATEWAY 2000 PENTIUM 166MHZ
                  PC, GATEWAY 2000 PENTIUM 100 MHZ PC, ZENITH PC,
                  INDUSTRIAL PC,EPSON WIDE BAND PRINTER, ZENITH AMPLIFIER, ZENITH
                  DATA SYSTEM DISPLAY TERMINAL, GATEWAY 2000 PENTIUM 133 MHZ PC
------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                               $15,500.00    $18,750.00    $22,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#   ID#                                DESCRIPTION                                            FLV            FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
DISPLAY SYSTEMS (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
  192     14006   SPELLMAN MAGNETIC FIELD TEST STAND W/ ORBITAL FIXTURE, (2)               $ 4,000.00     $ 5,500.00    $ 7,000.00
                  SPELLMAN HIGH VOLTAGE DC POWER SUPPLY, QUANTUM VIDEO PLUG- IN
                  MODULAR ACV285 ZENITH PERSONAL COMPUTER, SPERRY RAND DYCOME,
                  ASSOCIATED EQUIPMENT

  193     14007   DELL ELECTRONICS CUSTOM PROJECTION TUBE INSPECTION STATION W/            $ 2,000.00     $ 3,000.00    $ 4,000.00
                  POWER SUPPLIES, FIXTURE, TEKTRONIX 2215 60MHZ OSCILLOSCOPE
                  MONITOR, ITP CONTROL UNIT, SPELLMAN HV POWER SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
MARKETING
---------
------------------------------------------------------------------------------------------------------------------------------------

  194             MISCELLANEOUS OFFICE FURNITURE & EQUIPMENT INCLUDING: WORK               $ 4,000.00     $ 4,750.00    $ 5,500.00
                  STATION PARTITIONS, MICROFICHE VIEWER, CALCULATOR, BOOKCASE,
                  METAL DESKS, STORAGE CABINETS, OKIDATA MICROLINE PRINTER,
                  GATEWAY 2000 PENTIUM 75 PC, HP LASER JET SERIES II,
                  GATEWAY 2000 PENTIUM 90 PC, TOSHIBA NOTEBOOK PC, CREDENZA
                  EXECUTIVE DESK, VERTICAL FILE CABINETS, MONITORS, GATEWAY 2000
                  PENTIUM II PC, EPSON LQ 1070 WIDE BAND PRINTER
------------------------------------------------------------------------------------------------------------------------------------
CABLE INTERNATIONAL SALES
-------------------------
------------------------------------------------------------------------------------------------------------------------------------

  195             MISCELLANEOUS FURNITURE FIXTURES AND EQUIPMENT INCLUDING:                $ 6,000.00     $ 7,000.00    $ 8,000.00
                  BOOKCASES, METAL PARTITIONS, ERICSON TYPEWRITER, ARM CHAIR,
                  CREDENZA, CONFERENCE TABLES, EXECUTIVE DESKS, VERTICAL FILE
                  CABINETS, HIGHBACK CHAIR, SWIVEL CHAIRS, OVERHEAD
                  PROJECTOR, VCR, MARKER BOARD, ANTIQUE RADIO'S, WOOD ANTIQUE
                  STYLE DESK, GATEWAY 2000 PENTIUM 90 MHZ PC, (2) HP DESK JET
                  PRINTERS, (2) GATEWAY 2000 PENTIUM NOTEBOOK PC'S
------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                               $16,000.00     $20,250.00    $24,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS PRODUCTION MANAGEMENT
-------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 196              MISCELLANEOUS FURNITURE & EQUIPMENT INCLUDING: METAL STORAGE       $  6,000.00    $  8,000.00    $  9,500.00
                  CABINETS, REFRIGERATOR, WORK STATIONS, FELLOWS PAPER SHREDDER,
                  FORMICA CREDENZA'S CONFERENCE TABLE, VERTICAL FILE CABINETS,
                  IBM SELECTRIC II TYPEWRITER, LATERAL FILE CABINETS, STANDS,
                  SAVIN PLAIN PAPER FAX MACHINE 3670 PRINT-RONIX HIGH SPEED BAND
                  PRINTERS, HP LASER JET 4M PRINTER, GATEWAY 2000 PENTIUM 133 MHZ
                  PC, ZENITH 286 PC, GATEWAY 2000 PC 486, GATEWAY 2000 PC MODEL
                  E3000, HP LASER JET 5L PRINTER, (2) ZENITH 386 PC, GATEWAY 2000
                  PENTIUM 150MHZ PC, GATEWAY 2000 PENTIUM 120 PC, GATEWAY 2000
                  PENTIUM 100 PC

---------------------------------------------------------------------------------------------------------------------------------
TUNER SYSTEMS
-------------
---------------------------------------------------------------------------------------------------------------------------------
 197              MISCELLANEOUS FURNITURE INCLUDING: STORAGE SHELVES, VERTICAL       $    600.00    $  1,000.00    $  1,500.00
                  FILES, SWIVEL CHAIRS, ELECTRIFIED WORK BENCHES, DESKS, VERTICAL
                  FILE CABINETS, CARTS, COAT RACK

 198              MISCELLANEOUS TEST INSPECTION EQUIPMENT INCLUDING: HP TRACKING     $ 12,000.00    $ 15,000.00    $ 18,000.00
                  GENERATOR, TEKTRONIX 7613 OSCILLOSCOPE, HP SPECTRUM ANALYZER,
                  SOLDER GUNS, MULTI METER, PM PATTERN GENERATOR, QUANTUM VIDEO
                  PLUG-IN MODULE, STUDIO CONTROL MODULE,
                  LEADER LCG 400 PATTERN GENERATOR, (3) HP 2445 150MHZ
                  OSCILLOSCOPE, NEDHAMS DEVICE PROGRAMMER, TEKTRONIX 1410
                  GENERATOR, REGULATED POWER SUPPLY, VARIAC AUTO TRANSFORMER, UD
                  PROGRAMMER, PM 5418 COLOR
                  TV, PATTERN GENERATOR, HP DC POWER SUPPLY, TEKTRONIX 468
                  OSCILLOSCOPE, HP SIGNAL GENERATOR, HEATHKIT LAB BREAD BOARD ET
                  3300, BK CD POWER SUPPLY, COPPER BOOTH
---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 18,600.00    $ 24,000.00    $ 29,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
TUNER SYSTEMS (CONT'D)
----------------------
---------------------------------------------------------------------------------------------------------------------------------
 199              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: VCR'S, ENCODERS,         $  8,500.00    $ 11,000.00    $ 13,000.00
                  GATEWAY 2000 PENTIUM 133 PC, (3) GATEWAY 2000 PENTIUM 166 PC,
                  SONY LASERMAN VIDEO DISC PLAYER, UDP-2000, JVC VHS, ZENITH 486
                  PC, MODEMS, ZENITH PENTIUM PC, GATEWAY 2000
                  PENTIUM 100 PC, ZENITH STEREO SYSTEM W/ DUAL CASSETTE,
                  AMPLIFIER VCR LASER DISC, (2) ZENITH 386 PC, HP SURE STONE
                  DEVICE, HP LASER JET III PRINTER, ZENITH FILE SERVER

 200   14008      TEKTRONIX TDS 350 200MHZ 2 CHANNEL OSCILLOSCOPE                    $  1,750.00    $  2,200.00    $  2,500.00

 201   14009      TEKTRONIX 11402 DIGITIZING OSCILLOSCOPE W/ AMPS, COMPARATOR,       $  4,000.00    $  4,500.00    $  5,000.00
                  CART, ASSOCIATED EQUIPMENT S/N 010959

---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL DESIGN
-----------------
---------------------------------------------------------------------------------------------------------------------------------
 202              MISCELLANEOUS FURNITURE AND FIXTURES INCLUDING: DESKS, CHAIRS,     $  3,500.00    $  4,000.00    $  4,500.00
                  OFFICE PARTITIONS, 30" PAPER CUTTER, (8) 5-DRAWER BLUE PRINT
                  FILE CABINETS, FORMICA TOP DESKS, CREDENZA'S, METAL STORAGE
                  CABINETS, VERTICAL FILE CABINETS, DRAFTING TABLE

 203              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: HP LASER JET SERIES      $  5,000.00    $  6,000.00    $  7,000.00
                  II PRINTER, ZENITH Z-SELECT 100 PC, GATEWAY PENTIUM 100 MHZ PC,
                  VIDEO CAMERAS, VCR, (2) GATEWAY PENTIUM 90MHZ PC, SEIKO INST.
                  SII COLOR PRINTER, (2) SGL IRIS INDIGO ELAN,  (2)
                  GATEWAY 2000 PENTIUM 200MHZ PC, GATEWAY 2000 PENTIUM 150 PC, W/
                  ASSOCIATED HARDWARE & SOFTWARE

 204   14010      SILICONE GRAPHICS INDIGO 2 COMPUTER SYSTEMS W/ SVGA MONITOR,       $  3,000.00    $  4,000.00    $  5,000.00
                  MOUSE, ASSOCIATED HARDWARE & SOFTWARE

 205   14011      SILICONE GRAPHICS INDIGO 2 COMPUTER SYSTEMS W/ SVGA MONITOR,       $  3,000.00    $  4,000.00    $  5,000.00
                  MOUSE, ASSOCIATED HARDWARE & SOFTWARE

---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 28,750.00    $ 35,700.00    $ 42,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL DESIGN (CONT'D)
--------------------------
---------------------------------------------------------------------------------------------------------------------------------
 206   14012      SILICONE GRAPHICS INDIGO 2 COMPUTER SYSTEMS W/ SVGA MONITOR,       $  3,000.00    $  4,000.00    $  5,000.00
                  MOUSE, ASSOCIATED HARDWARE & SOFTWARE

 207   14014      SILICONE GRAPHICS INDIGO 2 COMPUTER SYSTEMS W/ SVGA MONITOR,       $  3,000.00    $  4,000.00    $  5,000.00
                  MOUSE, ASSOCIATED HARDWARE & SOFTWARE

 208   14015      SILICONE GRAPHICS INDIGO 2 COMPUTER SYSTEMS W/ SVGA MONITOR,       $  3,000.00    $  4,000.00    $  5,000.00
                  MOUSE, ASSOCIATED HARDWARE & SOFTWARE

 209   14013      POWER COMPUTING POWER TOWER PRO 225 GRAPHIC ARTS WORK STATION,     $  3,000.00    $  3,750.00    $  4,250.00
                  W/ HP FLAT BED SCANNER, SCANJET IICX INTEQ MONITOR

---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCT ENGINEERING
----------------------------
---------------------------------------------------------------------------------------------------------------------------------
 210              MISCELLANEOUS OFFICE FURNITURE INCLUDING: COATRACKS, FORMICA       $  2,500.00    $  3,000.00    $  3,500.00
                  DESKS, STORAGE CABINETS, SWIVEL CHAIRS, CONFERENCE TABLES,
                  SWIVEL CHAIRS, PROJECTION TV, ERASABLE MARKER BOARD, OVERHEAD
                  PROJECTOR, PAPER CUTTER, VCR, VERTICAL FILE, CABINETS, FOLDING
                  CHAIRS, MARKER BOARD, EXECUTIVE DESK, WALL UNIT, CREDENZA

 211              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: RICOH PLAIN PAPER FAX    $  3,500.00    $  4,100.00    $  4,700.00
                  MACHINE MODEL FAX 3500L, GATEWAY 2000 PENTIUM 90 PC, GATEWAY
                  2000 PENTIUM 150 PC, (2) HP LASERJET 4 PRINTER, IBM WHEELWRITER
                  TYPEWRITER, CANON BUBBLE JET PRINTER, NOTEBOOK PC, GATEWAY
                  2000 PENTIUM 133 PC, GATEWAY 2000 PENTIUM 100 PC, HP LASER JET
                  6L PRINTER, MINOLTA TV VIDEO ANALYZER, HP FAX 900 PLAIN PAPER
                  FAX MACHINE

 212   14016      XEROX DOCUMENT CENTRE 230 DC W/ FEEDER CONTROLLER                  $  3,000.00    $  4,000.00    $  5,000.00

---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 21,000.00    $ 26,850.00    $ 32,450.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LARGE SIGNAL GROUP
------------------
---------------------------------------------------------------------------------------------------------------------------------
 213              MISCELLANEOUS FURNITURE & FIXTURES INCLUDING: WOOD ARM CHAIRS,     $  2,000.00    $  2,500.00    $  3,000.00
                  WORK TABLES, STORAGE CABINETS, FORMICA TABLES, BOOKCASE,
                  ELECTRIFIED TABLES, CONFERENCE TABLE, REFRIGERATOR, SWIVEL
                  CHAIRS, LIGHT TABLE

 214              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: (9) GATEWAY 2000         $  7,000.00    $  8,000.00    $  9,500.00
                  PENTIUM 100 PC, GATEWAY 2000 PENTIUM 90 PC, (4) GATEWAY 2000
                  PENTIUM 166 PC, GATEWAY 2000 PENTIUM 150 PC, HP LASER JET III P
                  PRINTER, HP LASER JET II P PRINTER

 215              MISC. TEST AND INSPECTION EQUIPMENT INCLUDING: (2) QUANTUM DATA    $ 20,000.00    $ 27,500.00    $ 35,000.00
                  VIDEO PLUG-IN MODULE BCF-135 SOLDER GUNS: TEKTRONIX TYPE 547
                  OSCILLOSCOPE, PROBE AMPLIFIER, CURRENT DIV, ELECTROSTATIC VOLT
                  METER, VARIAC TRANSFORMER, PULSE GENERATOR, DC POWER SUPPLIES,
                  TEKTRONIX 7934 STORAGE OSCILLOSCOPE, REGULATED POWER SUPPLIES,
                  VOLT METER, DIGITAL MULTI METERS, HIPOT TESTER, LEADER VIDEO
                  GENERATOR, MODEL 1604M, (2) TEKTRONIX 7834 STORAGE
                  OSCILLOSCOPE, CLIP-ON DC MILLIMETER ELECTRONIC LOAD ANALYZER,
                  (5) TEKTRONIX MODEL 2445 OSCILLOSCOPE, TEKTRONIX TM 504 TIMER
                  PROBE, (5) TEKTRONIX 7603 OSCILLOSCOPE, CHART RECORDER, LEADER
                  VIDEO GENERATOR LVG 1603, TEKTRONIX 2430A DIGITAL
                  OSCILLOSCOPE, HP 5411 DIGITIZING OSCILLOSCOPE, (3) FLUKE DUAL
                  DISPLAY MULTIMETERS, AUTO RAMPING MULTI METER, TEKTRONIX 468
                  OSCILLOSCOPE, (2) TEKTRONIX 576 CURVE TRACER, HP LCR METER
                  4262A, HIPOTRONICS HIPOT TESTER, MICROSCOPE

 216   14017      FLUKE AUTO RANGING COMBISCOPE MODEL PM 3394A 200 MHZ 200 MS/S      $  3,500.00    $  4,000.00    $  4,500.00

 217   14018      FLUKE AUTO RANGING COMBISCOPE MODEL PM 3394A 200 MHZ 200 MS/S      $  3,500.00    $  4,000.00    $  4,500.00

---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $  36,000.00   $  46,000.00   $  56,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
LARGE SIGNAL GROUP (CONT'D)
---------------------------
---------------------------------------------------------------------------------------------------------------------------------
 218   14019      TEKTRONIX MODEL TDS 420 4 CHANNEL DIGITIZING OSCILLOSCOPE 150      $  2,000.00    $  2,500.00    $  3,000.00
                  MHZ 100 MS/S

 219   14020      TEKTRONIX MODEL TDS 460Z 4 CHANNEL DIGITIZING OSCILLOSCOPE 400     $  3,000.00    $  3,600.00    $  4,200.00
                  MHZ 100 MS/S

 220   14021      TEKTRONIX DIGITIZING OSCILLOSCOPE MODEL 11402 W/ CART PC MONITOR   $  4,000.00    $  4,750.00    $  5,500.00

---------------------------------------------------------------------------------------------------------------------------------
IF AND AUDIO GROUP
------------------
---------------------------------------------------------------------------------------------------------------------------------
 221              MISCELLANEOUS FURNITURE AND FIXTURES INCLUDING: FORMICA TABLES,    $  3,000.00    $  3,500.00    $  4,000.00
                  STORAGE CABINETS, OFFICE PARTITIONS, METAL DESKS, SWIVEL
                  CHAIRS, TEST BENCHES, BUTCHER BLOCK WORK TABLES, MIRRORS,
                  DRAFTING TABLE, MARKER BOARDS, PCB BOARD DRILL, (14) COPPER
                  CLAD WORK STATIONS

 222              MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: HP LASERJET SERIES II    $  7,000.00    $  8,000.00    $  9,500.00
                  PRINTER, VCR, (1O) ZENITH 386 PC LASER DISC PLAYERS, GATEWAY
                  2000 PENTIUM 133 MHZ PC, (8) GATEWAY 2000 PENTIUM 100 MHZ PC,
                  GATEWAY 2000 PENTIUM 90 MHZ PC, INDUSTRIAL PC,
                  HP LASER JET  5P PRINTER, GATEWAY 2000 PENTIUM 200 MHZ PC

 223              MISC. TEST AND INSPECTION EQUIPMENT INCLUDING BUT NOT LIMITED      $ 55,000.00    $ 65,000.00    $ 85,000.00
                  TO: TEKTRONIX 2467 OSCILLOSCOPE PATTERN GENERATORS, SOLDER
                  GUNS, DISTORTION MEASUREMENT SETS, (4) TEKTRONIX 468 DIGITAL
                  STORAGE OSCILLOSCOPES, FIXTURES, DC POWER
                  SUPPLY, INSPECTION LAMPS, HP OSCILLOSCOPES, (7) TEKTRONIX 2445
                  150MHZ OSCILLOSCOPES, SWEEP GENERATOR, CABLES, FUNCTION
                  GENERATOR, AMP METERS, TEKTRONIX 2430 DIGITAL OSCILLOSCOPE
                  CONNECTORS, HP WIDE RANGE OSCILLATORS, DIGITAL
                  MULTI METERS, ELECTRONIC PARTS, VARIAC AUTO TRANSFORMER, AUDIO
                  ANALYZERS, TEK. TM 502A CURRENT PROBES, MULTI CHANNEL SOUND
                  MODULATOR, LAB OVENS, STEREO, SORENSEN POWER SUPPLIES, VOLT
                  METERS, TEKTRONIX RM 561A OSCILLOSCOPE, SIGNAL
                  (CONTINUED ON NEXT PAGE)

---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 74,000.00    $ 87,350.00    $111,200.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                             APPRAISAL CORPORATION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
 #   ID#                                 DESCRIPTION                                         FLV        FMV         FMIPV
-------------------------------------------------------------------------------------------------------------------------------
IF AND AUDIO GROUP (CONT'D)
---------------------------
-------------------------------------------------------------------------------------------------------------------------------
                    CONT'D FROM PREVIOUS PAGE GENERATOR, TEKTRONIX WAVEFORM MONITOR
                    1480R, TEKTRONIX NTSC TEST SIGNAL GENERATORS,
                    STEREO MODULATORS, QUANTUM 8710 IMAGER, TEKTRONIX 475 OSCILLOSCOPE,
                    TEKTRONIX 475 OSCILLOSCOPE, HP SIGNAL
                    GENERATORS, TEKTRONIX 2215 OSCILLOSCOPE TEKTRONIX NTSC VECTORSCOPE,
                    WAVE FORM SYNTHESIZER, B & L MICROSCOPE, BK
                    DC POWER SUPPLY NETWORK ANALYZER, JERROD FIELD STRENGTH METERS,
                    LEADER PATTERN GENERATOR LCG400NTSC, (3) LEADER
                    PATTERN GENERATOR 408NPS, TEKTRONIX SYNC GENERATOR, TEKTRONIX
                    2215OSCILLOSCOPE COLOR CHARACTER GENERATOR, PIN
                    GAUGES, (2) MINOLTA LCD COLOR ANALYZER, CA110 TEKTRONIX 7704A
                    OSCILLOSCOPE SYSTEM, (4) HP SPECTRUM ANALYZERS
                    8590A, TRACKING GENERATOR, CURVE TRACER, DIGITAL FREQUENCY COUNTER

  224   14022       TEKTRONIX AM 700 AUDIO MEASUREMENT SET                                   $3,500.00  $ 4,000.00  $ 4,500.00

  225   14023       FLUKE PM 3394A AUTORANGING COMBISCOPES 200MHZ                            $2,000.00  $ 2,500.00  $ 3,000.00

  226   14024       TEKTRONIX 3002 PRISM SERIES COMPUTER DIAGNOSTIC UNIT W/ MONITOR          $1,500.00  $ 1,900.00  $ 2,300.00
                    KEYBOARD


  227   14025       HP 300MHZ TUNER ANALYZER MODEL 8730A W/ TUNER TEST SET                   $2,000.00  $ 2,500.00  $ 3,000.00

-------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                               $9,000.00  $10,900.00  $12,800.00
-------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                             APPRAISAL CORPORATION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
 #   ID #                                DESCRIPTION                                       FLV            FMV          FMIPV
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER ENGINEERING
--------------------
----------------------------------------------------------------------------------------------------------------------------------
  228               PANAFAX ELECTRONIC GREASE BOARD, METAL TABLE W/ (6)  ARM               $15,000.00     $20,000.00  $ 30,000.00
                    CHAIRS, TAN METAL DESKS, SWIVEL ARM CHAIRS,  METAL CREDENZAS,
                    5-DRAWER VERTICAL FILE CABINETS, BOOKSHELVES, WOODEN DESK,
                    WOODEN WORK TABLES, HP LASERJET III PRINTERS, L-SHAPED MODULAR
                    COMPUTER WORK STATIONS, DRAFTING TABLES, DOT MATRIX PRINTERS,
                    SOUND ENCLOSURE, CARD FILES, METAL SHELVING, CONFERENCE TABLE,
                    CONFERENCE CHAIRS, QUARTET OVONICS, ELECTRONIC GREASE BOARD,
                    (2) GATEWAY SOLO PENTIUM LAPTOP PC W/ MONITOR, GATEWAY 2000
                    P5-100XL PC W/ MONITOR, GATEWAY P5-200 PC W/ MONITOR, (2)
                    GATEWAY P4D-66 PC W/ MONITOR, SILICON  GRAPHICS PC W/ MONITOR,
                    CAD SOFTWARE, IBM CLONE 200 MHZ 486 PC W/ MONITOR, (3) CALISTO
                    NETPOWER PC W/ HITACHI MONITOR, HEWLETT PACKARD LASERJET 4V
                    PRINTER, OPTIC PRO 4800P FLATBED SCANNER, GATEWAY P5-166 PC W/
                    MONITOR, GATEWAY P5-100 PC W/ MONITOR

  229   012107     DIGI-BOT II 3 D LASER DIGITIZING SYSTEM                                 $ 4,000.00    $ 5,000.00   $  6,000.00

  230   012108     PH HYDRAULICS MODEL AP-1, 1 TON HYDRAULIC PRESS, S/N 61127, W/          $ 7,000.00    $10,000.00   $ 15,000.00
                   MODULINE PLUS DIGITAL THERMOMETER, ALLEN BRADLEY CONTROLS

  231   012109     ZENITH CUSTOM BUILT WIRE YOKE WINDER/BONDER, HORIZONTAL                 $20,000.00    $40,000.00   $ 60,000.00

  232   012110     MIDWEST AUTOMATION SYSTEMS, CUSTOM BUILT WIRE YOKE                      $15,000.00    $30,000.00   $ 50,000.00
                   WINDER/BONDER S/N 1914, W/ LEPEL HIGH FREQUENCY INDUCTION UNIT,
                   MODEL T-25-1-MCS-BW S/N 9221-T

----------------------------------------------------------------------------------------------------------------------------------
                   PAGE TOTAL                                                              $61,000.00    $105,000.00  $161,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                             APPRAISAL CORPORATION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
 #   ID #                                DESCRIPTION                                         FLV           FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER ENGINEERING (CONT'D)
----------------------------
---------------------------------------------------------------------------------------------------------------------------------
  233   012111      AIR HYDRAULICS MODEL C-300 HYDRAULIC C-FRAME PRESS, S/N 3879-Z1      $  7,000.00    $ 10,000.00   $ 15,000.00
                    W/ MODLINE INFRARED RADIATION THERMOMETER

  234   012112      ZENITH MICROPROCESSOR TOROID MACHINE, HORIZONTAL S/N N/A             $  2,000.00    $  3,000.00   $  5,000.00

  235   012113      CUSTOM BUILT HORIZONTAL YOKE WINDER/BONDER, W/ MODLINE INFRARED      $  5,000.00    $ 10,000.00   $ 15,000.00
                    RADIATION THERMOMETER

  236   012114      HANNIFIN PNEUMATIC PRESS, MODEL M-2-BX, S/N T-12074-2 1 TON          $  1,000.00    $  1,500.00   $  2,500.00

  237   012115      NARAE ENGINEERING/LG ELECTRONICS MODEL SUPER VH2 SADDLE TYPE         $ 50,000.00    $ 60,000.00   $ 80,000.00
                    DEFLECTION YOKE COIL MACHINE S/N VHII-70101-442, W/ NITTOKU
                    CONTROLS, MODEL NSC 10/20 1997

  238   012116      ZENITH VERTICAL YOKE WINDER/BONDER, BOBBIN WINDERS W/ QUICK          $ 15,000.00    $ 20,000.00   $ 30,000.00
                    PANEL CONTROLS, 4 HEAD

  239   012117      BUEHLER ABRASIMET 2 LABORATORY CUT OFF SAW, MODEL 95C1800-260        $  3,000.00    $  4,000.00   $  6,000.00
                    S/N 453MSC1348 W/ CABINET

  240               MISCELLANEOUS  INCLUDING: (2) BLUE-M OVENS, BAUSCH & LOMB            $ 25,000.00    $ 30,000.00   $ 45,000.00
                    MICROSCOPE, COMTEN TENSILE TESTER, BENCH MODEL DRILL PRESS,
                    DELTA VERTICAL BAND SAW, PAINT MIXER, HYDRAULIC PALLET JACKS,
                    STORAGE CABINETS, WABASH 4-POST PRESS, WESCO HYDRAULIC LIFT,
                    METAL CARTS, PARTS BINS, MULTIMETERS, IMPEDANCE BRIDGES, POWER
                    SUPPLIES, VIDEO BRIDGES, TEKTRONIX OSCILLOSCOPES, HIPOTRONICS
                    HIPOT TESTER, DIGITAL CONVERTERS, WAVETEK SWEEP GENERATOR,
                    SOLDERING STATIONS, ELECTROSTATIC VOLT METERS, ELECTRIFIED
                    WORKBENCHES, SENCORE 2-METERS, KEITHLEY PROGRAMMABLE
                    ELECTROMETERS, WINDERS, SWEEP GENERATORS, GLASSMAN POWER
                    SUPPLIES, HIPOT TESTERS

  241   012118      BINKS VACUUM AUTOCLAVE W/ (2) WELCH VACUUM PUMPS                     $  2,500.00    $  3,500.00   $  5,000.00

---------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                           $110,500.00    $142,000.00   $203,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                             APPRAISAL CORPORATION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
 #   ID #                                DESCRIPTION                                      FLV             FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER ENGINEERING (CONT'D)
-----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  242   012119      SLAUTERBACK LITTLE SQUIRT GLUE DISPENSING MACHINE, MODEL LS10G,       $ 1,500.00      $ 2,000.00     $ 2,500.00
                    S/N 7-5801

-----------------------------------------------------------------------------------------------------------------------------------
3rd FLOOR #307 SMALL SIGNAL PROCESSING
--------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  243               MISCELLANEOUS OFFICE SUPPORT EQUIPMENT INCLUDING BUT NOT              $ 9,000.00      $11,000.00     $13,000.00
                    LIMITED TO: FORMICA TOP TABLES, METAL BOOKCASES, SIDE CHAIRS,
                    METAL LOCKERS, METAL DESKS, SWIVEL CHAIRS, ELECTRIFIED TEST
                    BENCHES, INSPECTION LAMPS, SOLDERING
                    GUNS, VERTICAL/LATERAL FILING CABINETS, LAPTOP COMPUTER,
                    TOSHIBA LAPTOP COMPUTER, HP LASERJET 4 PLUS PRINTER, APPROX.
                    (10 ) GATEWAY P-2000 COMPUTERS, (4) 486 COMPUTERS, (3) LUCKY
                    GOLDSTAR 486 COMPUTERS

  244               MISCELLANEOUS INSPECTION/TESTING EQUIPMENT INCLUDING: TECTRONIX       $ 5,000.00      $ 8,000.00     $10,000.00
                    2213A 60 MHZ OSCILLOSCOPE, (3) TECTRONIX 2465 300 MHZ
                    OSCILLOSCOPE, TECTRONIX 2445 150 MHZ OSCILLOSCOPE, TECTRONIX
                    2467 BHD 400 MHZ  OSCILLOSCOPE, HP E 3612A POWER
                    SUPPLY, HP4193A VECT, WAVETEK 5 MHZ-PHASELOCK GENERATOR,
                    QUANTUM MODEL 8700 CRT CONTROLLER, QUANTUM MODEL 8701 IMAGER,
                    BK PRECISION DC POWER SUPPLIES, 7613 OSCILLOSCOPE, 7603
                    OSCILLOSCOPE, MODEL 903 VIDEO GENERATOR, SOLDERING GUNS,
                    MULTIMETERS

  245   11176       GENERAL INSTRUMENTS CSU COMMANDER 6                                   $   750.00      $ 1,000.00     $ 1,250.00

  246   11177       HP 8647A 250 KHZ-1000 MHZ SIGNAL GENERATOR                            $ 5,000.00      $ 6,000.00     $ 7,000.00

  247   11178       HP 8590L SPECTRUM ANALYZER 1MHZ-1.8GHZ                                $ 4,000.00      $ 5,000.00     $ 6,000.00

  248   11179       HP 16500C LOGIC ANALYSIS SYSTEM                                       $10,000.00      $12,000.00     $14,000.00

  249   11180       EST EMBEDDED SUPPORT TOOLS, SCALEABLE EMULATION REAL TIME             $ 1,000.00      $ 1,500.00     $ 2,000.00
                    EMBEDDED DEVELOPMENT

  250   11181       TEKTRONIX TDS 460A FOUR CHANNEL DIGITAL OSCILLOSCOPE                  $ 3,000.00      $ 3,500.00     $ 4,000.00

-----------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                            $39,250.00      $50,000.00     $59,750.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                             APPRAISAL CORPORATION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#    ID#                            DESCRIPTION                                      FLV              FMV           FMIPV
---------------------------------------------------------------------------------------------------------------------------------
3rd FLOOR #307 SMALL SIGNAL PROCESSING
---------------------------------------------------------------------------------------------------------------------------------
  251     11182   CUSTOM TEST STATION INCLUDING: TEKTRONIX TG-2000 SIGNAL            $ 4,000.00       $ 5,000.00    $ 6,000.00
                  GENERATION PLATFORM, TECTRONICS
                  1730 WAVE FORM MONITOR, CATEL TELEVISION
                  MODULATORS, GI COMMANDER 6 UPCONVERTER

  252     11183   FLUKE PM 3394A AUTO RANGING COMBISCOPE                             $ 1,000.00       $ 1,500.00    $ 2,000.00

  253     11184   LEADER PATTERN GENERATOR 408                                       $ 1,000.00       $ 1,250.00    $ 1,500.00

  254     11185   TEKTRONIX TLA 711 LOGIC ANALYZER W/ MONITOR,                       $20,000.00       $25,000.00    $30,000.00
                  KEYBOARD, PORTABLE CART

  255     11186   SONY TRINITRON MULTISCAN 900 MONITOR                               $ 1,000.00       $ 1,250.00    $ 2,000.00

  256     11187   SONY TRINITRON MULTISCAN 900 MONITOR PROP# 87775                   $ 1,000.00       $ 1,250.00    $ 2,000.00

  257     11188   COMPAQ PROLIANT 2500 COMPUTER W/ TEKTRONIX MONITOR                 $ 1,000.00       $ 1,250.00    $ 1,500.00

---------------------------------------------------------------------------------------------------------------------------------
2ND FLOOR
---------
ENGINEERING SERVICES #216
-------------------------
---------------------------------------------------------------------------------------------------------------------------------
  258             EXECUTIVE OFFICE SET INCLUDING:  WOODEN DESK, WOODEN CREDENZA,     $ 4,000.00       $ 6,000.00    $ 8,000.00
                  BOOKCASE, CONFERENCE TABLE, SIDE CHAIRS, APPROXIMATELY (5)
                  PERSONAL COMPUTERS, MONITORS, PRINTERS, METAL DESKS, SWIVEL
                  CHAIRS, LATERAL/VERTICAL FILING CABINETS

---------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $33,000.00       $42,500.00    $53,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
ENGINEERING RECORDS 214, 210, 208
---------------------------------
----------------------------------------------------------------------------------------------------------------------------------
259               MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:  MICROFICHE MACHINE,     $ 15,000.00    $ 25,000.00    $ 30,000.00
                  ARCHITECTS DRAFTING TABLE, METRO CARTS, METAL DESKS, SWIVEL
                  CHAIRS, 2 DOOR LOCKERS, COAT RACKS, SIDE CHAIRS, CANOFILE 100
                  DOCUMENT RECORDER, METRO CARTS, PERSONAL COMPUTERS, HP DESKJET
                  1200C/PS COLOR PRINTER, HP LASERJET 4P, FAX MACHINE,
                  STRATOMATIC CARD FILER, PAPER SHREDDER, BLUE PRINT CABINETS,
                  CARD SCANNER, CARD PUNCHER, ARRILITE 650 FLOOD

                  LIGHTS,REFLECTASOL HEX KIT 32", ILLUMA SYSTEM QUARTZ LIGHT
                  CONTROL, CAMERA STANDS, POLAROID CAMERA, MACBETH STANDARD
                  VIEWER, MISCELLANEOUS CAMERA EQUIPMENT

260    11129      MINOLTA MODEL RP6092, S/N 360390, MICROFICHE PRINTER               $    500.00    $    600.00    $    800.00

261    11130      CAMBO CAMERA W/MAJESTIC TELESCOPING STAND                          $    100.00    $    200.00    $    300.00

262    11130      OCE 7600 DRAFTING FILM PRINTER PLAIN/TRACING/FILM OPTIONS          $  1,500.00    $  2,000.00    $  2,500.00

263    11131      CONTEX FSS 8300 FULL SCALE SCANNER, S/N 00250                      $  1,000.00    $  1,500.00    $  2,000.00

----------------------------------------------------------------------------------------------------------------------------------
ROOM # 202
----------
----------------------------------------------------------------------------------------------------------------------------------
264    11139      CENTAUR HORIZONTAL CAMERA ACTI PRODUCTS, MODEL 3250H, S/N 2613,    $  1,000.00    $  5,000.00    $ 10,000.00
                  PROP# 49303

265    11133      POWERGRABBER 125P DEVELOPER W/CONTROL PANEL 4' BED CAPACITY,       $    500.00    $    600.00    $    800.00
                  S/N N/A

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 19,600.00    $ 34,900.00    $ 46,400.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
ROOM 202 (CONT'D)
-----------------
----------------------------------------------------------------------------------------------------------------------------------
266               MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING:  LIGHT TABLE, FAN,      $  2,000.00    $  3,000.00    $  4,000.00
                  DEHUMIDIFIER, DAHLE ROLL SCHMITT FILM TABLE, FILM CUTTERS,
                  REFRIGERATOR, FILING CABINETS, METAL LOCKERS, WORK BENCHES,
                  OMEGA VARIABLE CONDENSER/LAMPHOUSE TYPE D, HFMINI LAB MASTER,
                  PORTABLE MICRO DEVELOPER CART, BESELER DICHRO 23D GA CAMERA

267    11134      MICROMASTER 35MM CAMERA, 3'X4' BED CAPACITY                        $    500.00    $    700.00    $  1,000.00
----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS #280
--------------------
----------------------------------------------------------------------------------------------------------------------------------

268               MISC. TEST/EQUIP INCLUDING:  FLUKE 6060B SIGNAL GENERATORS, HP     $ 35,000.00    $ 45,000.00    $ 60,000.00
                  SPECTRUM ANALYZER 8554B, 468 DIGITAL OSCILLOSCOPE, TEKTRONIX
                  OSCILLOSCOPE, 2445 TENNEY ELECTRIC OVEN, HP 8558B SPECTRUM
                  ANALYZER, LEADER LB0-12C OSCILLOSCOPE NODE REMODULATORS,
                  NODE DATA CONTROLLERS, POWER SUPPLIES, WAVETEK FUNCTI0N
                  GENERATOR, SOLDERING STATIONS, FLUKE 8050A DIGITAL
                  MULTIMETERS, INSPECTION LAMPS, 475 OSCILLOSCOPE, HP8558B
                  SPECTRUM ANALYZER, FREQUENCY TRANSLATORS, CISCO 4000 ROUTER,
                  MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:  FORMICA TOP TABLES,
                  REFRIGERATOR, METAL DESKS, VIDMAR CABINETS, TOSHIBA LAPTOP
                  COMPUTERS, APPROXIMATELY 20 PERSONAL COMPUTERS, MONITORS,
                  PRINTERS, ELECTRIFIED TEST BENCHES, SWIVEL CHAIRS,
                  APPROXIMATELY 500 LINEAR SQUARE FEET OF 7' CLOTH OFFICE
                  PARTITIONS

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 37,500.00    $ 48,700.00    $ 65,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS #288
--------------------
----------------------------------------------------------------------------------------------------------------------------------
269               MISC. OFFICE EQUIP. INCLUD:  32 INDIVIDUAL MODULAR COMPUTER        $  8,000.00    $ 16,000.00    $ 20,000.00
                  WORKSTATIONS W/220 LINEAR FT. OF 5' CLOTH OFFICE PARTITIONS,
                  SWIVEL CHAIRS, APPROX. 8 PERSONAL COMPUTERS, MONITORS,
                  PRINTERS, HP LASERJET 4 PRINTER, RICOH FAX 85, HP LASERJET 4L,
                  HP OFFICE JET 350 FAX/PRINTER, EYECOM RP9000 MICROFICHE READER,
                  EXECUTIVE WOODEN OFFICE FURNITURE SETS INCLUDING DESKS, MATCHING
                  CREDENZA, SIDE CHAIRS, MARKER BOARD, CONFERENCE BOARD TABLE,
                  LATERAL/VERTICAL FILING CABINETS

----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS #291
--------------------
----------------------------------------------------------------------------------------------------------------------------------
270               MISC. OFFICE EQUIP. INCLUD:  LATERAL/VERTICAL FILING CABINETS,     $ 10,000.00    $ 17,000.00    $ 22,000.00
                  METAL DESKS, SWIVEL CHAIRS, HP LASERJET 4 PRINTER, (2) HP
                  LASERJET 4 PLUS COMPUTER, APPROXIMATELY (4) GATEWAY 2000
                  AND (2) 486 COMPUTERS, MONITORS, GATEWAY 2000 SOLO LAPTOP,
                  EXECUTIVE MAPLE FURNITURE SET INCLUDING DESK, ROUND CONFERENCE
                  TABLE, 4 MATCHING SIDE CHAIRS, LATERAL BOOKCASE, CREDENZA,
                  COMPUTER WORKSTATION, 12' CONFERENCEROOM TABLE W/APPROXIMATELY 14
                  MATCHING SIDE CHAIRS, MARKERBOARD, REFRIGERATOR, COFFEE MAKER,
                  WOODEN FURNITURE SETS INCLUDING DESKS, CREDENZAS, BOOKCASES

----------------------------------------------------------------------------------------------------------------------------------
RELIABILITY ENGINEERING #263
----------------------------
----------------------------------------------------------------------------------------------------------------------------------
271               MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:  METAL DESKS, SWIVEL     $  8,000.00    $ 12,000.00    $ 18,000.00
                  CHAIRS, VERTICAL/LATERAL FILING CABINETS, APPROXIMATELY 11
                  PERSONAL COMPUTERS, MONITORS, WOODEN DESK W/MATCHING CREDENZA,
                  HP LASERJET 5P PRINTER, MISC. ZENITH CABLE BOXES, METROCARTS

272    11135      APPROXIMATELY (10) CUSTOM DESIGNED ELECTRIFIED RELIABILITY         $  5,000.00    $ 15,000.00    $ 20,000.00
                  TESTING RACKS, COMPLETE W/VARIAC POWER CONTROLS

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 31,000.00    $ 60,000.00    $ 80,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
RELIABILITY ENGINEERING #263
----------------------------
----------------------------------------------------------------------------------------------------------------------------------
273               MISCELLANEOUS TEST EQUIPMENT INCLUDING:  TELEVISION MODULATORS,    $ 10,000.00    $ 15,000.00    $ 25,000.00
                  TENNEY ELECTRIC OVEN, BLUE M OVENS, TEKTRONIX 7854
                  OSCILLOSCOPE, (3) BLUE-M ENVIRONMENTAL TEST CHAMBERS, SOLDERING
                  STATIONS, MULTIMETERS, LEADER PATTERN GENERATOR LCG400, HP
                  SYNTHESIZER, FUNCTION GENERATOR, POWER SUPPLIES, HIPOT TESTER,
                  VOLTAGE REGULATOR, THERMAL VIDEO SYSTEM, LEADER LCG 399A PATTERN
                  GENERATOR, HIGH VOLTAGE POWER SUPPLY

274    11136      TEST STATION INCLUDING:  LEADER LCG 450 NTSC PATTERN GENERATOR,    $  1,500.00    $  2,500.00    $  4,000.00
                  LEADER LVS 5850B NTSC VECTORSCOPE, LEADER LBO-5860L WAVE FORM
                  MONITOR, Z-TAC VIDEO ENCODER, AUDIO ENCODER 100, TELEVISION
                  DEMODULATOR

275    11137      BLUE M HUMIDITY TEST CHAMBER W/BLUE M CHART RECORDER, 48" WIDE     $  2,000.00    $  2,750.00    $  4,000.00
                  X 50" HEIGHT 48" DEEP

276    11138      HIGH TEMPERATURE/LONG FORM LIFETEST CHAMBER W/HONEYWELL CHART      $    500.00    $  1,000.00    $  2,500.00
                  RECORDER

277    11140      TENNEY 14 ENVIRONMENTAL TEST CHAMBER (HIGH/LOW TEMP. TESTING)      $  2,000.00    $  2,750.00    $  4,000.00
                  W/HONEYWELL CHART

278    11141      TENNEY 14 ENVIRONMENTAL TEST CHAMBER (HIGH/LOW TEMP. TESTING)      $  2,000.00    $  2,750.00    $  4,000.00
                  W/HONEYWELL CHART

279    11142      BLUE M HUMIDITY TEST CHAMBER (STANDARD CYCLED 240 HOURS) W/BLUE    $  2,000.00    $  2,750.00    $  4,000.00
                  M CHART RECORDER

280    11143      BLUE M HUMIDITY TEST CHAMBER (STANDARD CYCLED 240 HOURS) W/BLUE    $  2,000.00    $  2,750.00    $  4,000.00
                  M CHART RECORDER

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 22,000.00    $ 32,250.00    $ 51,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
RELIABILITY TESTING
-------------------
----------------------------------------------------------------------------------------------------------------------------------
281    11144      BLUE M HUMIDITY TEST CHAMBER (STANDARD CYCLED 240 HOURS) W/BLUE    $  2,000.00    $  2,750.00    $  4,000.00
                  M CHART RECORDER

282    11145      ENVIRONMENTAL TEST CHAMBER W/BRISTO CHART RECORDER                 $    750.00    $  1,000.00    $  1,250.00

283    11146      WEBER ENVIRONMENTAL TEST CHAMBER (ALTITUDE TEST) W/HONEYWELL       $  1,000.00    $  1,500.00    $  3,000.00
                  AND BRISTOL CHART RECORDERS

284    11147      BLUE M OVEN MODEL POM-563A, S/N JA3072                             $    700.00    $    900.00    $  1,250.00

285    11148      TENNEY JR. ENVIRONMENTAL TEST CHAMBER, S/N N/A                     $    600.00    $    800.00    $  1,000.00

286    11149      TENNEY JR. ENVIRONMENTAL TEST CHAMBER, S/N N/A                     $    600.00    $    800.00    $  1,000.00

287    11150      BLUE M OVEN MODEL POM-563A, S/N N/A                                $    700.00    $    900.00    $  1,250.00

288    11151      BLUE M ELECTRIC OVEN                                               $    400.00    $    600.00    $    800.00

289    11152      BLUE M ELECTRIC OVEN                                               $    400.00    $    600.00    $    800.00

290    11153      TEKTRONIX 7854 OSCILLOSCOPE W/(2) AM 503 CURRENT PROBE             $  2,000.00    $  2,500.00    $  3,000.00
                  AMPLIFIERS

291    11154      BLUE M ELECTRIC OVEN, MODEL POM 256B-1, S/N N/A, TEMP. RANGE,      $  1,500.00    $  2,000.00    $  3,000.00
                  343 DEGREES C/650 DEGREES F, 208V, 1PH, 60HZ

292    11155      BLUE M ELECTRIC OVEN, MODEL POM 256B-1, S/N P14-3942, TEMP.        $  1,500.00    $  2,000.00    $  3,000.00
                  RANGE, 343 DEGREES C/650 DEGREES F, 208V, 1PH, 60HZ

293    11156      BLUE M ELECTRIC OVEN, MODEL POM 256B-1, S/N N/A, TEMP. RANGE,      $  1,500.00    $  2,000.00    $  3,000.00
                  343 DEGREES C/650 DEGREES F, 208V, 1PH, 60HZ
----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 13,650.00    $ 18,350.00    $ 26,350.00
----------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
   #         ID #                            DESCRIPTION                                    FLV            FMV           FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
RELIABILITY TESTING (cont'd)
-----------------------------------------------------------------------------------------------------------------------------------
  294       11157   BLUE M ELECTRIC OVEN, MODEL POM 256B-1, S/N N/A, TEMP. RANGE,          $1,500.00      $2,000.00     $3,000.00
                    343 DEGREES C/650 DEGREES F, 208V, 1PH, 60HZ, PROP# 49614

-----------------------------------------------------------------------------------------------------------------------------------
AGE LIFE SIDE
-------------
-----------------------------------------------------------------------------------------------------------------------------------
  295               MISCELLANEOUS OFFICE TEST EQUIPMENT INCLUDING:  ELECTRIFIED            $3,000.00      $5,000.00     $7,000.00
                    TEST BENCHES, SWIVEL CHAIRS, METAL BOOKCASES, (3) GATEWAY 2000
                    COMPUTERS, (2) IBM 486 COMPUTERS,  CABLE BOXES, HP LASERJET 4
                    PRINTERS, CALIFORNIA MICROWAVE SDM-202 MODULATOR DOLCH MEGA PAL

  296               MISCELLANEOUS COMPUTER EQUIPMENT INCLUDING BUT NOT LIMITED TO:         $3,000.00      $4,000.00     $5,000.00
                    APPROXIMATELY (15) 486 PERSONAL COMPUTERS, MONITORS, ZTACK DATA
                    MONITOR, MISCELLANEOUS CABLE BOXES, VCRS, TELEVISIONS, METAL
                    DESKS, SWIVEL CHAIRS, CISCO 4000 ROUTER, UPS AMERICAN OSCILLOSCOPE

  297       11158   CUSTOM DESIGNED CONTROL PANEL INCLUDING ZENITH 2-VIEW DATA             $1,000.00      $4,000.00     $8,000.00
                    RECEIVERS, 2-TAC VIDEO ENCODERS, ZENITH PROCESS ENCODERS,
                    LEADER 2BO 5860L WAVE FORM MONITOR, 155 TV AGILE MODULATOR
                    SERIES III RS-232 LINE SHARER-4

  298       11159   HP NETSERVER LH PLUS                                                   $1,500.00      $2,000.00     $2,500.00


------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                             $10,000.00     $17,000.00    $25,500.00
------------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
   #         ID #                            DESCRIPTION                                   FLV            FMV           FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS/PROTOTYPE ROOM # 253
------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  299               MISC. OFFICE TEST EQUIP. INCLUD. BUT NOT LIMITED TO:  METAL            $8,000.00      $10,000.00    $12,000.00
                    DESKS, SWIVEL CHAIRS, METAL LOCKERS, FORMICA TOP TABLES, FILING
                    CABINETS, APPROX. (3) PERSONAL COMPUTERS INCLUDING GATEWAY 2000
                    MONITORS, METAL BOOKCASES,
                    ELECTRIFIED TEST BENCH, HAND TOOLS, CRIMPING TOOLS, WIRE REELS,
                    EPSON FX-1170 PRINTER, TEST EQUIPMENT INCLUDING:  TEKTRONIX
                    2445/50MHZ OSCILLOSCOPE, 2215 60 MHZ OSCILLOSCOPE, HYPOT
                    TESTER, LEADER LCG-400 NTSC PATTERN GENERATOR, VISTA-VIEWER
                    MICROFORM READER, SOLDERING STATIONS, INSPECTION LAMPS, MISC.
                    CIRCUIT BOARD EQUIPMENT AND SUPPLIES

-----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEM
--------------
-----------------------------------------------------------------------------------------------------------------------------------
  300               MISCELLANEOUS OFFICE/TEST EQUIPMENT INCLUDING BUT NOT LIMITED          $45,000.00     $55,000.00    $80,000.00
                    TO:  ARCHITECTS DRAFTING TABLES, METAL DESKS, SWIVEL CHAIRS,
                    ELECTRIFIED TEST BENCHES, METRO CARTS, APPROX.15 486 PERSONAL
                    COMPUTERS W/20 GATEWAY P2000 MONITORS, CURVE TRACERS,TENNEY
                    ENVIRONMENTAL TEST CHAMBERS, TEKTRONIX 2445 OSCILLOSCOPE, 1485R
                    WAVEFORM MONITOR, 1450-1 TELEVISION DEMODULATOR, METAL
                    BOOKCASES, 2 DOOR LOCKERS, HP 8554B SPECTRUM ANALYZER, MATRIX
                    ELECTRONICS SIGNAL STRENGTH AND DISTORTION ANALYZER, HP  1200A
                    OSCILLOSCOPE, MULTIPLE FREQUENCY SIGNAL
                    GENERATORS, 475 OSCILLOSCOPE, LEADER LB0-5860A WAVEFORM
                    MONITOR, 762BA OSCILLOSCOPE, HP 85005A NETWORK ANALYZER, HP
                    4193A VECTOR IMPEDANCE METERMISCELLANEOUS METAL WORKING
                    EQUIPMENT INCLUDING BUT NOT LIMITED TO:  BENCH VISES, DOUBLE
                    END GRINDERS, METAL BRAKERS, TURRET PUNCH PRESS, DIACRO
                    SQUARING SHEAR, DRILL PRESS

  301       11160   HP LASERJET 5SI PRINTER                                                $1,500.00      $2,000.00     $2,500.00
----------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                            $54,500.00     $67,000.00    $94,500.00
-----------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
   #         ID #                            DESCRIPTION                             FLV               FMV               FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEM (CONT'D)
-----------------------
-----------------------------------------------------------------------------------------------------------------------------------
  302      012055   MITUTOYO MODEL PH-350 OPTICAL COMPARATOR, 14", S/N 9310          $4,000.00         $4,500.00          $5,250.00
                    W/MITUTOYO DRO

  303      012056   HEWLETT PACKARD 439A, 100 MHZ SPECTRUM ANALYZER, W/85046B S      $4,500.00         $5,500.00          $6,500.00
                    PARAMETER TEST SET

  304      012057   TEKTRONIX MODEL VM700A VIDEO MEASUREMENT SYSTEM                  $2,500.00         $3,500.00          $4,500.00

  305      012058   (2) HEWLETT PACKARD MODE 8647A, 250 MHZ SIGNAL                   $6,000.00         $8,000.00         $10,000.00
           012059   GENERATORS

  306      012060   HEWLETT PACKARD 4396A, 100 KHZ NETWORK/SPECTRUM ANALYZER         $4,500.00         $5,500.00          $6,500.00
                    W/85046B, S-PARAMETER TEST SET

  307      012061   HEWLETT PACKARD 70004A DISPLAY/SPECTRUM ANALYZER                 $4,000.00         $5,000.00          $6,000.00

  308      012062   HEWLETT PACKARD 70300A TRACKING GENERATOR W/VECTOR VOLT METER    $2,500.00         $3,500.00          $4,500.00

  309      012063   MINOLTA MODEL RP6092                                             $2,000.00         $3,000.00          $4,000.00

  310      012064   CALCOMP DRAWING MASTER PROFESSIONAL SERIES PLOTTER               $2,500.00         $3,000.00          $4,000.00

  311      012065   HEWLETT PACKARD MODEL DRAFT MASTER I                             $1,200.00         $1,500.00          $2,000.00

  312      012066   LECROY MODEL LC534AM, 1GHZ OSCILLOSCOPE                          $4,500.00         $5,500.00          $6,500.00

  313      012067   LECROY MODEL 9384L, 1GHZ OSCILLOSCOPE                            $6,500.00         $7,500.00          $8,500.00

  314      012068   TEKTRONIX, GIGABERT, TM700 FREQUENCY                             $1,000.00         $1,350.00          $1,500.00

  315      012069   HEWLETT PACKARD 8590B SPECTRUM ANALYZER                          $1,500.00         $2,000.00          $3,000.00

------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                      $47,200.00        $59,350.00         $72,750.00
------------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
   #       ID#                                   DESCRIPTION                             FLV              FMV            FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
NETWOTK SYSTEM (CONT'D)
-----------------------
-----------------------------------------------------------------------------------------------------------------------------------
  316      012070   TEKTRONIX DVT 200 DIGITAL VIDEO TRANSMITTER, S/N 848609/024          $1,500.00        $2,000.00      $3,000.00

  317      012071   HEWLETT PACKARD ESG-D3000A DIGITAL SIGNAL GENERATOR, 300 MHZ         $3,000.00        $4,000.00      $5,000.00

  318      012072   TEKTRONIX MODEL TDS754C COLOR FOUR CHANNEL DIGITIZING                $5,000.00        $6,000.00      $7,000.00
                    OSCILLOSCOPE, 500 MHZ

  319      012073   TEKTRONIX GIGABERT, TM 700 ANALYZER                                  $1,000.00        $1,350.00      $1,600.00

  320      012074   SONY TEKTRONIX MODEL AWG2021 ARBITRARY WAVEFORM GENERATOR            $1,500.00        $2,000.00      $2,500.00

  321      021075   TEKTRONIX MODEL TDS5400 FOUR CHANNEL DIGITIZING OSCILLOSCOPE,        $3,750.00        $4,500.00      $5,250.00
                    500 MHZ

  322      012076   LEADER MODEL LCG-400 NTSC PATTERN GENERATOR                          $1,000.00        $1,250.00      $1,500.00

  323      012077   TEKTRONIX MODEL TDS540C FOUR CHANNEL DIGITIZING OSCILLOSCOPE,        $3,750.00        $4,500.00      $5,250.00
                    500 MHZ

  324      012078   HEWLETT PACKARD MODEL 53310A MODULATION DOMAIN ANALYZER              $3,750.00        $4,500.00      $5,250.00

  325      012079   HEWLETT PACKARD MODEL 9559A SPECTRUM                                 $1,250.00        $1,500.00       $2,000.00

  326      012080   TEKTRONIX MODEL 2440, 500 MS, DIGITIZING OSCILLOSCOPE, S/N           $1,500.00        $2,000.00       $2,500.00
                    B010765

  327      012081   HEWLETT PACKARD MODEL 4396A, 1000 KHZ, NETWORK SPECTRUM              $4,000.00        $5,000.00       $6,000.00
                    ANALYZER, W/MODEL 85046B, S-PARAMETER TEST SET

  328      012082   HEWLETT PACKARD MODEL 8648B, 100 KHZ SIGNAL GENERATOR                $2,000.00        $3,000.00       $4,000.00

-----------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                          $33,000.00       $41,600.00      $50,850.00
-----------------------------------------------------------------------------------------------------------------------------------

                       GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
   #       ID #                            DESCRIPTION                                 FLV               FMV               FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEM (CONT'D)
-----------------------
-----------------------------------------------------------------------------------------------------------------------------------
  329      012083   TEKTRONIX MODEL VM700A VIDEO MEASUREMENT SYSTEM                    $2,500.00         $3,500.00        $4,500.00


  330      012084   HEWLETT PACKARD MODEL 8590B SPECTRUM                               $2,000.00         $3,000.00        $4,000.00

-----------------------------------------------------------------------------------------------------------------------------------
DIGITAL MEDIA GROUP
-----------------------------------------------------------------------------------------------------------------------------------
  331               MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT LIMITED TO:      $12,000.00        $14,000.00       $16,000.00
                    METAL DESKS, APPROXIMATELY 360 LINEAR SQ. FT.  OF METAL 7'
                    OFFICE PARTITIONS, DIVICOM IND. COMPUTERS, COLOR MONITORS,
                    SWIVEL CHAIRS, (3) GATEWAY 200 SOLO LAPTOP,LATERAL/VERTICAL
                    FILING CABINETS, HIGH BACK SWIVEL CHAIRS, MISCELLANEOUS TEST
                    EQUIPMENT INCLUDING: LCG-396 PATTERN GENERATOR, ELECTRIFIED
                    TEST RACK, TEKTRONIX 7445 OSCILLOSCOPE, TEKTRONIX TV1350
                    TELEVISION DEMODULATOR, 465B OSCILLOSCOPE, HP 34401A MULTIMETER,
                    STEREO MICROSCOPE, HP 16500B LOGIC ANALYSIS SYSTEM, HP POWER
                    SUPPLIES, HP LOGIC ANALYSIS SYSTEM 16500C, EXEC. OFFICE SET
                    INCLUDING WOODEN DESK, MATCHING CREDENZA, COMPUTER WORKSTATION,
                    SIDE CHAIRS,APPROXIMATELY (15) GATEWAY P-2000 COMPUTERS, COLOR
                    MONITORS, (2) 486 COMPUTERS, (2) SUN SPARC STATION COMPUTERS

  332       11162   HP LASERJET 5SIMX PRINTER                                          $1,500.00         $2,000.00        $2,500.00

  333       11163   TEKTRONIX VM700T VIDEO MEASUREMENT SET                             $1,500.00         $2,000.00        $2,500.00

  334       11164   HP 89440A VECTOR SIGNAL ANALYZER, DC-1800MHZ W/HP 8648C SIGNAL     $4,000.00         $6,000.00        $7,000.00
                    GENERATOR

  335       11165   INFO-MARK ID SYSTEM, LABELING SYSTEM                               $1,000.00         $2,000.00        $2,500.00

  336       11166   HP 4396B NETWORK/SPECTRUM IMPEDANCE ANALYZER                       $2,500.00         $3,000.00        $3,500.00

-----------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                        $27,000.00        $35,500.00       $42,500.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                            FLV                 FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
FIELD SERVICE ROOM # 236
------------------------
----------------------------------------------------------------------------------------------------------------------------------
  337                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT LIMITED TO: $ 7,000.00          $10,000.00       $12,000.00
                      METAL DESKS, SWIVEL CHAIRS, FILING CABINETS, METAL SHELVING,
                      APPROXIMATELY 200 LINEAR SQ. FT. OF 7' AND 5' CLOTH OFFICE
                      PARTITIONS, TYPEWRITERS, HP LASERJET 2 SERIES PRINTER,
                      PANASONIC FAX MACHINE, COMPUTER WORKSTATIONS,  APPROXIMATELY
                      (6) GATEWAY P-2000 COMPUTERS, (7) 486 PERSONAL COMPUTERS,
                      MISCELLANEOUS TEST EQUIPMENT INCLUDING 1480R WAVEFORM MONITOR,
                      LEADER LCG400 NTSC PATTERN GENERATOR, TEKTRONIX
                      2445 DIGITAL OSCILLOSCOPE LEADER LBO-522 OSCILLOSCOPE,
                      SOLDERING STATIONS, 1410 SYNC GENERATOR, LEADER LBO 514A DUAL
                      TRACE OSCILLOSCOPE HP SPECTRUM ANALYZER 8590A

----------------------------------------------------------------------------------------------------------------------------------
CABLE SOFTWARE ENGINEERING #230
-------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  338                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING:  (2) DOOR METAL    $ 5,000.00          $ 6,000.00       $ 7,000.00
                      LOCKERS, FILING CABINETS, APPROXIMATELY 300 LINEAR FT. OF
                      CLOTH 5' OFFICE PARTITIONS, METAL DESKS, SWIVEL CHAIRS,
                      INDIVIDUAL COMPUTER WORKSTATIONS, REFRIGERATOR,
                      APPROXIMATELY (6) GATEWAY P-2000 COMPUTERS, GATEWAY 2000
                      LAPTOP

  339       11167     LASERJET 5 SINX PRINTER                                      $ 1,500.00          $ 2,000.00       $ 2,500.00

----------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                   $13,500.00          $18,000.00       $21,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                            FLV                 FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
ROOM # 256 FIELD TEST
---------------------
----------------------------------------------------------------------------------------------------------------------------------
  340                 MISCELLANEOUS OFFICE/TEST EQUIPMENT INCLUDING:  METAL DESKS, $ 6,000.00          $ 8,000.00       $10,000.00
                      SWIVEL CHAIRS, METAL SHELVING, BOOKCASES, FILING CABINETS,
                      SOUND BOOTH ENCLOSURES, (7) SWIVEL VINYL CHAIRS, MISCELLANEOUS
                      TV'S, VCR'S, 486 PERSONAL COMPUTER, MONITOR, HP 4P
                      PRINTER TEST EQUIPMENT INCLUDING HP 8640A SIGNAL GENERATORS,
                      TEKTRONIX 2440 OSCILLOSCOPES, MULTIMETERS, HP8567A SPECTRUM
                      ANALYZERS, HP85650A QUASI PEAK ADAPTER, MINOLTA CRT COLOR
                      ANALYZER CA-100 7603 OSCILLOSCOPE, HP 8640B SIGNAL
                      GENERATOR VIDEO DISTRIBUTOR, A246
                      LEADER LCG 400-NTSC PATTERN GENERATOR, 7631 OSCILLOSCOPE, SHIBA
                      SOKU-MONITOR

----------------------------------------------------------------------------------------------------------------------------------
ROOM # 256 FIELD TEST ENGINEERING/DESIGN EVALUATION
---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

  341       11168     SHIBA SOKU TG15B6 TEST SIGNAL GENERATOR,                     $10,000.00          $20,000.00       $25,000.00
                      S/N M-62268007

  342       11169     LEADER WAVEFORM MONITOR 5100                                 $   700.00          $ 1,000.00       $ 1,500.00

  343       11170     SHIBA SOKU TEST SIGNAL TG71BX                                $ 5,000.00          $ 6,000.00       $ 7,000.00

  344       11171     SHIBA SOKU PATTERN GENERATOR TP22AX                          $ 2,000.00          $ 3,000.00       $ 3,500.00

  345       11172     LEADER SIGNAL GENERATOR 224                                  $ 1,000.00          $ 1,500.00       $ 2,000.00

  346       11173     LEADER PAL VECTORSCOPE 5851V                                 $   700.00          $ 1,000.00       $ 1,250.00

  347       11174     LEADER SIGNAL GENERATOR 224                                  $ 1,000.00          $ 1,500.00       $ 2,000.00

  348       11175     HDTV VCR, SR-W320WV W/WSCM-2                                 $ 2,000.00          $ 3,000.00       $ 4,000.00

----------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                              $28,400.00          $45,000.00       $56,250.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                            FLV                 FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
ROOM #258
---------
----------------------------------------------------------------------------------------------------------------------------------
  349                  MISCELLANEOUS OFFICE FURNITURE INCLUDING:  COMPUTER         $ 7,000.00          $10,000.00       $12,000.00
                       WORKSTATIONS, APPROXIMATELY 120 LINEAR SQ. FT. OF 5' AND 7'
                       CLOTH OFFICE PARTITIONS, APPROXIMATELY (4) 486 PERSONAL
                       COMPUTERS, (4) GATEWAY P-2000'S MONITORS, HP LASERJET 4
                       PRINTER, FORMICA TOP TABLE, SIDE AND SWIVEL CHAIRS, METAL
                       BOOKCASE, REFRIGERATOR, OSCILLOSCOPE, FILING CABINETS,
                       LOCKERS, (3) SUN SPARC STATIONS

----------------------------------------------------------------------------------------------------------------------------------
ROOM #281
---------
----------------------------------------------------------------------------------------------------------------------------------

  350                  MISCELLANEOUS EQUIPMENT INCLUDING:  WORK TABLES, SWIVEL     $ 2,000.00          $ 3,000.00       $ 4,000.00
                       CHAIR, APPROXIMATELY (4) 486 PERSONAL COMPUTERS, VARIOUS
                       TELEVISIONS

----------------------------------------------------------------------------------------------------------------------------------
GLENVIEW 1ST FLOOR
------------------
VISITOR RECEPTION AREA
----------------------
----------------------------------------------------------------------------------------------------------------------------------

  351                  APPROXIMATELY (22) MATCHING LEATHER CONNECTABLE CHAIRS,     $ 8,000.00          $10,000.00       $12,000.00
                       W/(4) MATCHING COFFEE TABLES, RECEPTIONISTS "U" SHAPED DESK
                       W/WOODEN FILING CABINET, AREA RUGS, VARIOUS TELEVISION SETS,
                       VARIOUS VCRS, CABLE BOXES, PERSONAL COMPUTER MONITOR

----------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                  $17,000.00          $23,000.00       $28,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                            FLV                 FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
OFFICE AREA & HUMAN RESOURCES/PURCHASING
----------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  352                 MISC. OFFICE FURNITURE/EQUIP. 1ST FLOOR INCLUDING BUT NOT    $35,000.00          $40,000.00       $50,000.00
                      LIMITED TO:  FORMICA TOP TABLES, CLOTH SIDE CHAIRS, COMPUTER
                      WORKSTATIONS, SWIVEL CHAIRS, APPROXIMATELY 40 PERSONAL
                      COMPUTERS, MONITORS, PRINTERS, VERTICAL FILING
                      CABINETS, METAL SHELVING, OFFICE SUPPLIES, METAL DESKS, ART
                      WORK, LATERAL FILING CABINETS, FORMICA TOP DESK W/MATCHING
                      CREDENZA, OVAL CONF. TABLE, SIDE CLOTH CHAIRS, FAX MACHINE,
                      TYPEWRITER, 12' CONF. ROOM FORMICA TOP TABLE,
                      MARKER BOARDS, EASELS, PORTABLE AUDIO/VIDEO CARTS, SKYLINE
                      TRADESHOW BOOTH, (5) GATEWAY LAPTOP COMPUTERS, PAPER
                      SHREDDERS, APPROX. 130' LINEAR FT. OF 7' METAL OFFICE
                      PARTITIONS, APPROX. 280' LINEAR FT. OF 5' METAL OFFICE
                      PARTITIONS

  353       11100     HP LASERJET 5SI PRINTER                                      $ 1,500.00          $ 2,000.00       $ 2,500.00

  354       11101     LX SERIES LX400 COMPLETE PICTURE ID SYSTEM INCLUDING CAMERA, $ 1,000.00          $ 1,500.00       $ 2,000.00
                      PERSONAL COMPUTER, LDT-4 LAMINATOR

  355       11102     SECURITY MONITORING SYSTEM INCLUDING MONITORS, (5) VICON     $ 4,000.00          $ 8,000.00       $10,000.00
                      VCRS, PANASONIC VCR, PERSONAL COMPUTER, PRINTER, MONITOR,

  356       11103     HP LASERJET 5SI PRINTER                                      $ 1,500.00          $ 2,000.00       $ 2,500.00

----------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------
----------------------------------------------------------------------------------------------------------------------------------

  357       11104     (2) HOBART REFRIGERATORS MODEL E2, S/N 32-573-059,           $ 1,200.00          $ 2,000.00       $ 2,800.00
                      32-573-036

----------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                   $44,200.00          $55,500.00       $69,800.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                            FLV                 FMV              FMIPV
----------------------------------------------------------------------------------------------------------------------------------
CAFETERIA (CONT'D)
------------------
----------------------------------------------------------------------------------------------------------------------------------
  358       11106     LINCOLN-IMPINGER OVEN W/CONVEYOR BELT                        $   500.00          $   700.00       $ 1,000.00

  359       11107     HOBART REFRIGERATOR MODEL M2                                 $   500.00          $   750.00       $ 1,700.00


  360       11108     CHRYSLER/KOPPIN WALKIN FREEZER                               $   500.00          $   750.00       $ 2,000.00

  361       11109     CHRYSLER/KOPPIN WALKIN COOLER                                $   500.00          $   750.00       $ 2,000.00

  362       11110     CHRYSLER/KOPPIN WALKIN FREEZER                               $   500.00          $   750.00       $ 2,000.00

  363       11111     CHRYSLER/KOPPIN WALKIN COOLER                                $   500.00          $   750.00       $ 2,000.00

  364                 MISC. CAFETERIA EQUIPMENT INCLUDING HOBART MEAT SLICER,      $12,000.00          $14,000.00       $20,000.00
                      STAINLESS STEEL BUFFET STYLE SERVING STATIONS, HATCO TOAST
                      KING TOASTER, HOBART MIXER, METAL LOCKERS, CLEVELAND
                      CONVECTION STREAMERS, GROEN KETTLES, GE FRYOLATORS, GE
                      GRILL OVENS,METRO CARTS, POTS, PANS, SERVING TRAYS,
                      CONVEYOR, APPROXIMATELY (120) 30" X 48" FORMICA TOP
                      TABLES, APPROXIMATELY (480) PLASTIC CHAIRS, CASH REGISTERS,
                      LOCKERS, ICE CREAM DISPENSERS, COFFEE MACHINES, ALTO SHAAM
                      ROTATING HEATER/OVEN, SCOTSMAN MILK DISPENSERS,SERV-O-LIFTS

  365       11112     HOBART COMMERCIAL DISHWASHER                                 $ 3,000.00          $ 4,000.00       $ 6,000.00

----------------------------------------------------------------------------------------------------------------------------------
1ST FLOOR MEETING ROOM ROOM # 159
---------------------------------
----------------------------------------------------------------------------------------------------------------------------------

  366                 APPROXIMATELY (100) PLASTIC CHAIRS, OVERHEAD PROJECTORS,     $   750.00          $ 1,000.00       $ 1,250.00
                      (2) LARGE SCREEN TELEVISIONS

----------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                   $18,750.00          $23,450.00       $37,950.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                                 FLV           FMV          FMIPV
-----------------------------------------------------------------------------------------------------------------------------
ROOM #160/179 1ST FLOOR
-----------------------
-----------------------------------------------------------------------------------------------------------------------------
  367                    METAL CABINETS, ELECTRIFIED TEST BENCHES, VARIOUS SIZE         $25,000.00    $35,000.00   $45,000.00
                         TELEVISIONS, VCRS, MISC. TEST EQUIP. INCLUD: MINOLTA CRT
                         COLOR ANALYZER CA-100, LEADER PATTERN GENERATOR PROBES,
                         TRACKING GENERATOR, SPECTRUM ANALYZER MULTIMETERS,
                         OSCILLOSCOPE, POWER SUPPLIES, SOLDERING STATIONS, IMPEDANCE
                         METERS, VOLTMETERS, BLUE-M OVEN, ROCKWELL HARDNESS TESTER,
                         7834 STORAGE OSCILLOSCOPE, HIPOT TESTER, HIGH VOLTAGE
                         POWERSUPPLIES, MISC. OFFICE EQUIP. INCLUD:  METAL
                         LOCKERS, VERTICAL FILING CABINETS, SWIVEL CHAIRS, APPROX.
                         300 LINEAR SQ. FT. OF 5 METAL OFFICE PARTITIONS, MICROWAVE,
                         APPROX. 25 PERSONALCOMPUTERS, MONITORS, PRINTERS, SCANNERS

  368       11113        MINOLTA MICROFICHE CARRIER 5 RP6052 ZOOM 13X-27X MINOLTA LENS  $ 1,000.00    $ 1,500.00   $ 2,000.00
                         TYPE 2, PROP. #86576

  369       11114        HP LASERJET 5 SI MX PRINTER                                    $ 3,000.00    $ 3,500.00   $ 4,500.00

  370       11115        COMPUTER NETWORK SYSTEM, 2 SERVER EX-450DE, AMERICAN UPS,      $ 4,000.00    $ 5,000.00   $ 6,000.00
                         TODD 8000 SERIES MR5000C MULTIPORT ETHERNET

  371       11116        HP COLOR LASERJET 5 PRINTER                                    $ 1,500.00    $ 2,000.00   $ 2,250.00

  372       11117        CUSTOM DESIGNED TEST STATION INCLUDING:  MULTI FREQUENCY LCR   $   200.00    $   500.00   $   700.00
                         METERS, HP VOLTMETERS

  373       11118        COMPAQ PROLIANT 4500 COMPUTER W/(2) APC BATTERY UPS, W/APC     $ 2,000.00    $ 2,500.00   $ 3,500.00
                         SMART UPS 2200 XL

-----------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                     $36,700.00    $50,000.00   $63,950.00
-----------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                                 FLV           FMV          FMIPV
------------------------------------------------------------------------------------------------------------------------------
COMPONENT ANALYSIS LAB #177/150
-------------------------------
------------------------------------------------------------------------------------------------------------------------------
  374       11119        TMC CUSTOM FABRICATED NIKON STEREO MICROSCOPE COMPLETE W/      $50,000.00    $75,000.00   $ 90,000.00
                         JAVELIN SMARTCAM, MODEL #JE3762 DSP, S/N 37200183, (5) NIKON
                         LENSES (2.5 X, 5 X, 20 X, 50 X, 100 X) BUILT ON GRANITE SURFACE
                         PLATE W/ KARL SUSS ADJUSTABLE TABLE,VSL-337 LASERS, SONY 14"
                         MONITOR, POWER SUPPLIES

  375       11120        PROBE ONE MODEL #6605, 24" X 24" PROBING SYSTEM COMPLETE W/    $10,000.00    $12,000.00   $ 14,000.00
                         MICRO ZOOM II HIGH PERFORMANCE MICROSCOPE, (3) CAMBRIDGE
                         INSTRUMENT LENSES, PROP #83116, MC SYSTEMS COCRO POSITIONERS

  376       11121        ZEISS STEREO MICROSCOPE, W/ (4) INK OF LD-EPIIPLAN LENSES,     $ 5,000.00    $ 7,000.00   $ 10,000.00
                         NEC-TI-24A-CCD CAMERA

  377       11122        ZEISS STEREO MICROSCOPE W/ FILM MAGNIFICATION X 1.8            $ 1,500.00    $ 2,000.00   $  2,500.00

  378       11123        STEREO MICROSCOPE W/ (4) OLYMPUS LENSES                        $   800.00    $ 1,000.00   $  1,250.00

  379       11124        BAUSCH & LOMB STEREO MICROSCOPE W/ NEC - TI 24A-CCD CAMERA     $   500.00    $   750.00   $  1,000.00

------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                     $67,800.00    $97,750.00   $118,750.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                                 FLV           FMV          FMIPV
--------------------------------------------------------------------------------------------------------------------------------
COMPONENT ANALYSIS LAB #177/150 (CONT'D)
----------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  380                    MISCELLANEOUS TEST EQUIPMENT INCLUDING BUT NOT LIMITED TO:     $ 25,000.00   $ 35,000.00   $ 50,000.00
                         TEKTRONIX CURVE TRACER TYPE 576, OVENS, SOLDERING STATIONS,
                         ELECTRIFIED TEST BENCHES, MAGNIFYING INSPECTION LIGHTS,
                         RADIOMETRIC MICROSCOPE, STEREO MICROSCOPES, TEST
                         FIXTURES, HP MULTIMETERS, POWER SUPPLIES, UNIVERSAL
                         COUNTERS, FUNCTION GENERATORS, APPROXIMATELY (6) PERSONAL
                         COMPUTERS, MONITORS, PRINTERS, 468 OSCILLOSCOPE, BUCHLER LOW
                         SPEED SAWS, LAMINAR FLOW STATIONS, MISCELLANEOUS OFFICE
                         EQUIPMENT INCLUDING:  METAL DESKS, SWIVEL
                         CHAIRS, LATERAL & VERTICAL FILING CABINETS, BOOKSHELVES

  381       11125        JEOL ELECTRONIC SCANNING MICROSCOPE MODEL #JSM-35C,S/N         $150,000.00   $200,000.00   $225,000.00
                         EP15608242 W/ EDAX ENERGY DISPERSIVE ANALYSIS OF X-RAYS,
                         MODEL #707A, KEVE-X-RAY,  S/N N-2247, MODEL #3203-35-VR,
                         JEOL 4 CRYSTAL X-RAY SPECTROMETER, S/N EP337016-05

  382       11126        TECHNICS PLASMA GIMBH 100-E, SN/ 28379, PROP #74577,           $  1,250.00   $  1,500.00   $  2,000.00
                         W/ VACUUM GAUGE

  383       11127        MICROMANIPULATOR STEREO MICROSCOPE, PROP #48514, (4)           $  1,000.00   $  1,500.00   $  2,000.00
                         LENSES, MICRO POSITIONERS

--------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                     $177,250.00   $238,000.00   $279,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
   #      ID #                              DESCRIPTION                                 FLV           FMV          FMIPV
--------------------------------------------------------------------------------------------------------------------------------
COMPONENT ENGINEERING #156
--------------------------
--------------------------------------------------------------------------------------------------------------------------------
  384                    MISCELLANEOUS OFFICE / SUPPORT EQUIPMENT INCLUDING BUT NOT     $ 6,000.00    $10,000.00   $12,000.00
                         LIMITED TO:  12' RECTANGULAR CONFERENCE ROOM TALE, (12)
                         MATCHING CLOTH SWIVEL CHAIRS, METAL DESKS, APPROXIMATELY
                         70' LINEAR FEET OF 7' METAL OFFICE PARTITIONS,
                         LATERAL AND VERTICAL FILING CABINETS, SWIVEL CHAIRS,
                         PERSONAL COMPUTERS, MONITORS, PRINTERS, METAL SHELVING,
                         REFRIGERATOR, COFFEE MAKER

  385                    MISCELLANEOUS TEST EQUIPMENT INCLUDING: LEADER AUDIO           $ 8,000.00    $15,000.00   $20,000.00
                         GENERATOR, MODEL #LSW-115, LEADER LBO-115M MONITORSCOPE,
                         WOW FLUTTER METER, SENCORE ALL FORMAT VCR ANALYZER,
                         HP- 5316A UNIVERSAL COUNTER, HP-339A DISTORTION
                         MEASUREMENT SET, HP-H05-3310A FUNCTION GENERATOR,
                         VOLTMETER, SOLDERING GUNS, OSCILLOSCOPE 465B

  386       11128        TEKTRONIX TDS-460, 350 MHZ DIGITAL OSCILLOSCOPE                $ 3,000.00    $ 4,000.00   $ 5,000.00

  387       11129        TEST STATION INCLUDING:  TEKTRONIX 650 HR MONITOR              $ 3,000.00    $ 5,000.00   $ 7,000.00
                         W/ 1480R WAVE FORM MONITOR, 520A NTSC VECTORSCOPE,
                         1450-1 TELEVISION DE-MODULATOR

  388       11130        TEST STATION INCLUDING:  TEKTRONIX COLOR MONITOR 670A,         $ 5,000.00    $ 7,000.00   $ 9,000.00
                         1480R WAVEFORM  MONITOR, 147A NTSC TEST SIGNAL
                         GENERATOR, SHIBA SOKU 925D/1 NTSC COLOR VIDEO/
                         NOISE METER

--------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                     $25,000.00    $41,000.00   $53,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

   #      ID #                              DESCRIPTION                                 FLV           FMV          FMIPV
------------------------------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES (1ST FLOOR) #176
--------------------------------
------------------------------------------------------------------------------------------------------------------------------------

  389                    MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT LIMITED TO:   $3,000.00      $ 4,000.00    $5,000.00
                         METAL DESKS, SWIVEL CHAIRS, LATERAL AND VERTICAL FILING
                         CABINETS, TYPEWRITERS, REFRIGERATOR, METAL LOCKERS, OFFICE
                         SUPPLIES

------------------------------------------------------------------------------------------------------------------------------------

BUSINESS CENTER (GROUND LEVEL)
------------------------------
------------------------------------------------------------------------------------------------------------------------------------


  390                    MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT LIMITED TO:  $ 2,500.00      $ 3,000.00    $3,500.00
                         METAL DESKS, SWIVEL CHAIRS, METAL SHELVING, MOVIN-COOL SPOT
                         COOLING SYSTEM, PORTABLE METAL CARTS, PERSONAL COMPUTER,
                         MONITOR, PRINTER, GBC ELECTRIC IMAGE MAKER 3000 BINDER,
                         TYPEWRITER

  391       11000        MULTIGRAPHICS PLOCKMATIC INTERNATIONAL AB FOLDER/ BOOKLET     $ 5,000.00      $ 6,000.00    $ 7,000.00
                         MAKER, MODEL #89, S/N 89053249

  392       11001        CHALLENGE PADDY WAGON, PADDER PORTABLE METAL FRAME            $   200.00      $   250.00    $   300.00

  393       11002        MARTIN YALE FOLDING MACHINE MODEL #959AF, S/N 9482,           $ 2,000.00      $ 2,750.00    $ 3,500.00
                         AIR FEED AUTO FOLDER

------------------------------------------------------------------------------------------------------------------------------------

SHIPPING & RECEIVING LOADING DOCK (GROUND LEVEL)
------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


  394       11003        VERTECH BALER M-60, 5' X 2 1/2'                               $   750.00      $ 1,250.00    $ 1,500.00

  395       11004        CLARK ELECTRIC WALK BEHIND PALLET JACK, MODEL                 $   500.00      $   800.00    $ 1,000.00
                         #5T20, S/N ST245-623-2324-976, 2,000 LB CAPACITY

  396                    MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:         $ 1,500.00      $ 2,000.00    $ 2,500.00
                         HAND TRUCKS, PALLET JACK, TRASH BINS PORTABLE,
                         BANDING CART, METRO CARTS, METAL DESKS, SWIVEL CHAIRS,
                         SCALE

------------------------------------------------------------------------------------------------------------------------------------

                         PAGE TOTAL                                                    $15,450.00      $20,050.00    $24,300.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH CORPORATON
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#             ID#              DESCRIPTION                                               FLV          FMV             FMIPV
---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT OFFICE
---------------------
---------------------------------------------------------------------------------------------------------------------------------
  397                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT LIMITED TO:       $ 2,000.00   $ 2,500.00       $ 3,000.00
                      METAL DESKS, VERTICAL METAL FILING CABINETS, SWIVEL CHAIRS,
                      TYPEWRITERS, FAX MACHINE, (2) PERSONAL COMPUTERS, MONITORS,
                      PRINTERS, MARKER BOARD

---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT ENGINEERING (GROUND LEVEL)
-----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  398                 MISCELLANEOUS TESTING/ OFFICE EQUIPMENT INCLUDING BUT NOT          $40,000.00   $50,000.00       $55,000.00
                      LIMITED TO:  METAL LOCKERS, VERTICAL METAL FILING CABINETS,
                      METRO CARTS, PROJECTION DISPLAY, APPROXIMATELY (17) PERSONAL
                      COMPUTERS, MONITORS, PRINTERS, SCANNERS, PLOTTERS,
                      ELECTRIFIED TEST BENCHES, METAL DESKS, SWIVEL CHAIRS, COAT
                      RACK, MOVIN-COOL SPOT COOLING SYSTEM, METAL BOOKCASES, HAND
                      TOOLS, BLUEPRINT STORAGE CABINETS, MISCELLANEOUS TEST EQUIPMENT
                      INCLUDING:  HP MULTIMETERS AUDIO ANALYZERS, TEKTRONIX RTD710A
                      DIGITIZERS, HP POWER SUPPLIES, LEADER PATTERN GENERATOR 408,
                      SOLDERING STATIONS, FUNCTION GENERATOR MODULATION, DIGITAL
                      COUNTERS, PROBES, HP OSCILLOSCOPES, LEADER LBO-518 OSCILLOSCOPES,
                      LEADER VECTROSCOPE, WAVEFORM MONITORS, NEC TI24-A CCD CAMERAS

  399       11005    CUSTOM DESIGNED TEST STATION INCLUDING:  HP-3478A MULTIMETER,       $ 2,000.00   $ 2,500.00       $ 3,000.00
                     QUANTUM DATA VIDEO GENERATOR, PANASONIC 40 MSPS DIGITAL
                     OSCILLOSCOPE VP-5720A, X-PRO INDUSTRIAL COMPUTER

---------------------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                                          $44,000.00   $55,000.00       $61,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH CORPORATON
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#             ID#              DESCRIPTION                                              FLV                FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT ENGINEERING (CONT'D)
-----------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  400       11006   CUSTOM DESIGNED TEST STATION INCLUDING:  (2) HP SIGNAL           $ 3,000.00       $ 5,000.00       $ 6,000.00
                    GENERATOR 8657A, .1-1040 MHZ, HP SPECTRUM ANALYZER, TELEVISION
                    & AGILE MODULATORS, DIGILOM MEDIA COMPRESSOR

  401       11007   CC MAIL LINK SYSTEM INCLUDING: (5) PROCESSORS, SUPERIOR          $ 2,000.00       $ 5,000.00       $ 8,000.00
                    ELECTRIC UPS

  402       11008   CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 100 MHZ          $ 7,500.00       $10,000.00       $12,000.00
                    OSCILLOSCOPE, QUANTUM MODEL #902 VIDEO GENERATORS, PANASONIC
                    VP-5740P DIGITAL OSCILLOSCOPE 100 MHZ

  403       11009   CUSTOM DESIGNED TEST STATION INCLUDING:  HP UNIVERSAL SOURCE     $ 6,000.00       $ 7,000.00       $ 8,000.00
                    3245A, HP MULTIMETER, TEKTRONIX AM700 AUDIO MEASUREMENT SET

  404       11010   CUSTOM DESIGNED TEST STATION INCLUDING:  PANASONIC 40 MPS        $ 2,500.00       $ 3,500.00       $ 4,500.00
                    DIGITAL OSCILLOSCOPE, VP-5720A INDUSTRIAL COMPUTER, NOISE FILTER

  405       11011   CUSTOM DESIGNED TEST STATION INCLUDING:  HP 8730A TUNER          $ 2,000.00       $ 2,500.00       $ 3,000.00
                    ANALYZER, HP 87030A TUNER SET, HP CABLE TV ANALYZER

  406       11012   CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 3100A, 100 MHZ   $ 1,500.00       $ 2,000.00       $ 2,500.00
                    OSCILLOSCOPE, HP MODEL #8711A RF NETWORK ANALYZER, HP 5313A
                    UNIVERSAL COUNTER, HP 34401A MULTIMETER, DC POWER SUPPLIES

  407       11013   CUSTOM DESIGNED TEST STATION INCLUDING:  HP 8591C CABLE TV       $ 2,000.00       $ 2,500.00       $ 3,000.00
                    ANALYZER, VIDEOTEK DM-154 DEMODULATOR, TEKTRONIX VM700T VIDEO
                    MEASUREMENT SET, INDUSTRIAL COMPUTERS

---------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                       $26,500.00       $37,500.00       $47,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH CORPORATON
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#             ID#                             DESCRIPTION                                   FLV           FMV           FMIPV
---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT ENGINEERING (CONT'D)
-----------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  408       11014       CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 408 PATTERN      $ 5,000.00     $ 6,000.00    $ 7,000.00
                        GENERATOR, SORENSEN POWER SUPPLY, KIKUSUI AUTOMATIC I/O I
                        TESTER TO 9000

  409       11015       CUSTOM DESIGNED TEST STATION INCLUDING:  CATEL TELEVISION        $ 3,500.00     $ 4,500.00    $ 5,500.00
                        MODULATOR, TV STEREO GENERATOR, SONY RTD710A DIGITIZER,
                        FLUKE 6061A SYNTHESIZED SIGNAL GENERATOR 10-1050 MHZ

  410       11016       CUSTOM DESIGNED CIRCUIT BOARD TEST FIXTURE INCLUDING: HOLD-      $ 2,500.00     $ 7,500.00    $12,000.00
                        DOWN FEATURE, HYDRAULICS, BOARD CONVEYOR, CONTROLS

  411       11017       CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 3100A, 100 MHZ   $10,000.00     $12,500.00    $15,000.00
                        DIGITAL OSCILLOSCOPE, HP 8591C CABLE TV ANALYZER, ATSC / DTV
                        MODULATOR, HP 8657A SIGNAL GENERATOR, HP UNIVERSAL COUNTER,
                        MULTIMETER, LEADER PATTERN GENERATOR 408

  412       11018       (1988) BRUNING PD 778 BLUE PRINT COPIER, S/N 0077-81468, 4'      $ 1,000.00     $ 1,500.00    $ 2,000.00
                        CAPACITY

  413       11019       CUSTOM DESIGNED TEST FIXTURE INCLUDING:  HP 54620A LOGIC         $ 1,000.00     $ 1,250.00    $ 1,500.00
                        ANALYZER, HP 34401A MULTIMETER, ZENITH DESIGNED TRANSMITTER
                        INTERFACE

  414       11020       CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 3100A, 100 MHZ   $ 2,000.00     $ 2,500.00    $ 3,000.00
                        DIGITAL OSCILLOSCOPE, HP 34401A MULTIMETER, INDUSTRIAL COMPUTER

---------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                       $25,000.00     $35,750.00    $46,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH CORPORATON
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
#             ID#              DESCRIPTION                                                FLV            FMV            FMIPV
---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT ENGINEERING (CONT'D)
-----------------------------------
---------------------------------------------------------------------------------------------------------------------------------
  415       11021   CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 3100A, 100 MHZ    $ 5,500.00     $ 6,500.00       $ 7,500.00
                    DIGITAL OSCILLOSCOPE, HP 8657A SIGNAL GENERATOR, LEADER 408
                    PATTERN GENERATOR, (3) HP 6621A DC POWER SUPPLIES, INDUSTRIAL
                    COMPUTERS, SONY MONITOR 17"

  416       11022   CUSTOM DESIGNED TEST STATION INCLUDING:  LEADER 3100A DIGITAL     $ 2,000.00     $ 2,500.00       $ 3,000.00
                    100 MHZ OSCILLOSCOPE, KIKUSUI TOS-9000 AUTOMATIC W/ I TESTER,
                    PRO LOGIC 760 INDUSTRIAL COMPUTER, 15" MONITOR, LEADER 408 NPS
                    PATTERN GENERATOR

------------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (GROUND LEVEL)
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
  417               MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT LIMITED TO:     $40,000.00     $50,000.00       $60,000.00
                    METAL DESKS, SWIVEL CHAIRS, METAL LOCKERS, WOODEN DESKS,
                    APPROXIMATELY (4) PERSONAL COMPUTERS, MONITORS, PRINTERS,
                    WOODEN DESKS W/ MATCHING CREDENZAS, WORK BENCHES, BENCH
                    VISES, ARBOR PRESS, DRILL PRESS, INVENTORY CARTS, MILWAUKEE
                    MAGNETIC DRILL PRESSES, METAL SHELVING, CLAMPS, MICROMETERS,
                    ROTARY MILLING HEAD, SPOT WELDERS, DI-ACRO PUNCH #2, FINGER
                    BRAKE, PUNCH #1, SAND BLAST CABINETS, OVENS, ACETYLENE TORCH
                    CARTS, WELDING CURTAIN, FLAMMABLE STORAGE CABINETS, FANS,
                    ENDLESS BAND SAWS, WET/DRY VACS, TURRET PUNCHES, HAND PRESS
                    BRAKE, PINCH BENDING ROLLS, TOOL & CUTTER GRINDERS, DOUBLE END
                    EQUIPMENT, PALLET RACKING, PALLET JACKS, VACUUM PUMPS, DIE LIFT
                    TABLES, EXPOSURE EQUIPMENT, PERISHABLE TOOLING

------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                        $47,500.00     $59,000.00       $70,500.00
------------------------------------------------------------------------------------------------------------------------------------


                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                               ZENITH CORPORATON
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#             ID#              DESCRIPTION                                                 FLV             FMV           FMIPV
------------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------
------------------------------------------------------------------------------------------------------------------------------------
  418                TESTING EQUIPMENT INCLUDING:  HEIGHTCHECKS, HARDNESS TESTERS,
                     SCALES, STEREO MICROSCOPES, PIN GAUGES, HAND TOOLS, VARIOUS
                     POWER TOLLS, GRANITE SURFACE PLATES, DRILL BITS, REAMERS,
                     PARTS BINS, PUNCH DIES, RAW WELDING SUPPLIES, PORTABLE STAIRCASE,
                     LADDERS, QUICK CHANGE ADAPTERS

  419       11023    JONES & LAMSON EPIC 30" OPTICAL COMPARATOR, W/ JONES & LAMSON        $15,000.00      $20,000.00     $ 25,000.00
                     DRO, PROP #15494

  420       11024    BROWN & SHARPE MICROVAL 3 AXIS COORDINATE MEASURING MACHINE W/       $ 1,000.00      $ 1,500.00     $  2,000.00
                     30" X 22" SURFACE PLATE

  421       11025    ROCKWELL HARDNESS TESTER, PROP #34726                                $ 1,000.00      $ 1,500.00     $  2,000.00

  422       11026    CHALLENGE 36" X 24" GRANITE SURFACE PLATE                            $   500.00      $   750.00     $  1,000.00

  423       11027    DOALL 48" X 24" GRANITE SURFACE PLATE                                $   650.00      $   850.00     $  1,100.00

  424       11028    HARDINGE DV 59 TOOLROOM LATHE 1 HP, 3 PHASE, PROP #13687             $ 4,000.00      $ 5,500.00     $  7,000.00

  425       11029    HARDINGE DV 59 TOOLROOM LATHE 1 HP, 3 PHASE, PROP #N/A               $ 4,000.00      $ 5,500.00     $  7,000.00

  426       11030    CLAYSING 15" X 30" CC ENGINE LATHE, S/N 35833                        $ 5,000.00      $ 6,500.00     $  7,500.00

  427       11031    HARDINGE HLV TOOLROOM LATHE W/ ACCURITE III CONTROLS, POWER          $ 7,000.00      $ 9,000.00     $ 10,000.00
                     TOOL POST TAILSTOCK, S/N HLV-H-11177-T

  428       11032    HARDINGE HLV TOOLROOM LATHE W/ ACCURITE III CONTROLS, POWER          $ 6,000.00      $ 8,000.00     $  9,000.00
                     TOOL POST TAILSTOCK, S/N HLV-H-5621-L

  429       11033    HARDINGE HLV TOOLROOM LATHE W/ ACCURITE III CONTROLS, POWER          $ 7,000.00      $ 9,000.00     $ 10,000.00
                     TOOL POST TAILSTOCK, S/N HLV-H-8597-T

------------------------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                                           $51,150.00      $68,100.00     $ 81,600.00
------------------------------------------------------------------------------------------------------------------------------------


                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------
----------------------------------------------------------------------------------------------------------------------------------
430    11034      HARDINGE HLV TOOLROOM LATHE W/ ACCURITE III CONTROLS, POWER        $  6,000.00    $  8,000.00    $  9,000.00
                  TOOL POST TAILSTOCK, S/N HLV-H-1998

431    11035      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, W/ ACCURITE    $  4,500.00    $  5,500.00    $  6,500.00
                  III CONTROLS, POWER FEED, 9" X 32" TABLE, PROP #73139

432    11036      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, W/ ACCURITE    $  6,000.00    $  7,000.00    $  9,000.00
                  III CONTROLS, POWER FEED, 9" X 42" TABLE, PROP #62293, S/N
                  229884

433    11037      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N 237091,    $  6,000.00    $  7,000.00    $  9,000.00
                  PROP #68304, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

434    11038      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N N/A,       $  5,500.00    $  6,000.00    $  7,000.00
                  PROP #35182, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

435    11039      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N 242239,    $  6,000.00    $  7,000.00    $  9,000.00
                  PROP #71685, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

436    11040      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N N/A,       $  6,000.00    $  7,000.00    $  9,000.00
                  PROP #71684, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

437    11041      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N N/A,       $  6,000.00    $  7,000.00    $  9,000.00
                  PROP #22923, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

438    11042      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, S/N N/A,       $  6,000.00    $  7,000.00    $  9,000.00
                  PROP #71686, W/ ACCURITE III CONTROLS, POWER TABLE, 9" X 42"
                  TABLE

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 52,000.00    $ 61,500.00    $ 76,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------
----------------------------------------------------------------------------------------------------------------------------------
439    11043      K. R. WILSON MODEL #37FMD-DA-1P, S/N 2354, PROP #12240,            $    750.00    $    950.00    $  1,250.00
                  HYDRAULIC PRESS

440    11044      (1987) LVD 55 TON PRESS BRAKE, MODEL #55-BH-04, S/N 14022,         $ 12,000.00    $ 14,000.00    $ 16,000.00
                  MAXIMUM CAPACITY PPCR-50/1250

441    11045      (1983) AMADA 30 TON PRESS BRAKE, MODEL #SPH-30C, S/N 308278,       $ 12,000.00    $ 15,000.00    $ 20,000.00
                  PROP #65399

442    11046      STRIPPIT PUNCH PRESS MODEL SUPER 30, S/N 2847163, PROP #13905      $  8,000.00    $ 10,000.00    $ 12,000.00

443    11047      MILLER PRECISION WELDER TIG-50A, S/N JH153670, PROP #75329         $    400.00    $    600.00    $    800.00

444    11048      FRENCH OIL MILL PRESS, MODEL #9365, S/N 69729, 18" X 18" BED,      $  3,000.00    $  3,500.00    $  4,000.00
                  PROP #4586

445    11049      AGIETRON EDM- MODEL #K10, S/N 0057                                 $  6,000.00    $  8,000.00    $ 10,000.00

446    11050      CHARMILLES ELDRODA DI-5, EDM, S/N 10747, PROP                      $  7,500.00    $  9,500.00    $ 12,000.00

447    11051      CHICAGO DRIES & KRUMP POWER SQUARING SHEAR, MODEL #UA-6135, S/N    $ 12,000.00    $ 14,000.00    $ 16,000.00
                  DS-1251, PROP #27958, 6'-10 GAUGE CAPACITY

448    11052      DOALL VERTICAL BAND SAW 16" CAPACITY, PROP #5031, WELDING          $  1,500.00    $  2,000.00    $  2,500.00
                  ATTACHMENT

449    11053      NIAGARA 48" SQUARING SHEAR, PROP #11757                            $  2,500.00    $  3,000.00    $  3,500.00

450    11054      KALAMAZOO HORIZONTAL METAL CUTTING BAND SAW, MODEL #H8AWV, S/N     $    300.00    $    400.00    $    500.00
                  599

451    11055      EMERSON CIRCULAR SAW, MODEL #17-10-6R, S/N CPO-31512W              $    750.00    $  1,000.00    $  1,250.00

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 66,700.00    $ 81,950.00    $ 99,800.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
MODEL SHOP (CONT'D)
-------------------
----------------------------------------------------------------------------------------------------------------------------------
452    11056      HERMAN 6' X 4' GRANITE SURFACE PLATE, S/N 26456,                   $  2,000.00    $  2,500.00    $  3,000.00

453    11057      STRIPPIT TURRET PUNCH PRESS, MODEL #HECC-80, PROP #61616, W/       $ 15,000.00    $ 20,000.00    $ 25,000.00
                  CONTROLS, ASSOCIATED

454    11058      N / C SYSTEMS, MODEL #VM-300, CNC MILLING MACHINE, MANUAL TOOL     $  8,000.00    $ 10,000.00    $ 12,000.00
                  CHARGE DYNAPATH SYSTEM, 10 CONTROLS

455    11059      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, 9" X 48"       $  6,500.00    $  8,500.00    $ 10,000.00
                  TABLE W/ ACCURITE III CONTROLS, POWER FEED

456    11060      BRIDGEPORT SERIES I, 2 HP VERTICAL MILLING MACHINE, 9" X 42"       $  5,500.00    $  7,000.00    $  9,000.00
                  TABLE W/ ACCURITE III CONTROLS, POWER FEED

457    11061      HARIG SUPER 612 SURFACE GRINDER, S/N 7084, PROP #29244 W/          $  3,000.00    $  4,000.00    $  5,000.00
                  CERAMAX 6" X 12" PERMANENT MAGNETIC CHUCK

458    11062      HARIG SUPER 612 SURFACE GRINDER, S/N 7459, PROP #29244 W/          $  3,000.00    $  4,000.00    $  5,000.00
                  CERAMAX 6" X 12" PERMANENT MAGNETIC CHUCK

459    11063      MHT SURFACE GRINDER, MODEL #MSG200MH, PROP #73779, S/N 85085935    $  7,000.00    $  9,000.00    $ 11,000.00
                  W/ WALDER 6" X 12" PERMANENT MAGNETIC CHUCK

460    11064      MHT SURFACE GRINDER, MODEL #MSG200MH, PROP #71855, S/N 85025631    $  8,000.00    $ 10,000.00    $ 12,000.00
                  W/ WALDER 6" X 12" PERMANENT MAGNETIC CHUCK

461    11065      DOALL SURFACE GRINDER G-1 W/ HITACHI 6" X 18" PERMANENT            $  3,000.00    $  3,500.00    $  4,000.00
                  MAGNETIC CHUCK

462    11066      BLUE-M ELECTRIC OVEN, MODEL #DC-136C, S/N DC-2169, PROP #73584,    $    750.00    $  1,000.00    $  1,250.00
                  18" X 24" X 24" H

463    11067      MOORE JIG BORER, S/N 5214                                          $  1,500.00    $  2,000.00    $  2,500.00

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 63,250.00    $ 81,500.00    $ 99,750.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
SUPPLY AREA (GROUND FLOOR)
--------------------------
----------------------------------------------------------------------------------------------------------------------------------
464               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  METAL       $  5,000.00    $  6,000.00    $  7,000.00
                  SHELVING, TRADE SHOW BOOTHS, CUSTOM DESIGNED HYDRAULIC PRESS
                  MACHINE, PROJECTION SCREEN TV'S, OFFICE SUPPLIES, INVENTORY
                  PORTABLE TELEVISION CARTS, BARREL CARTS

465    11068      CUSTOM DESIGNED WINDING MACHINE W/ DRIVE MOTORS, WINDING REELS,    $  1,000.00    $  1,500.00    $  2,000.00
                  (NOT IN SERVICE)

----------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE AREA (GROUND FLOOR)
-------------------------------
----------------------------------------------------------------------------------------------------------------------------------
466    11069      BRIDGEPORT VERTICAL MILLING MACHINE SERIES I, 2 HP, 9" X 42"       $  4,000.00    $  4,500.00    $  5,000.00
                  TABLE, S/N N/A, PROP #75210

467    11070      RIGID 535 PIPE THREADER, S/N 360730                                $    500.00    $    600.00    $    700.00

468    11071      P & H AC/DC ARC WELDER                                             $  1,250.00    $  1,500.00    $  1,750.00

469               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:              $ 15,000.00    $ 20,000.00    $ 25,000.00
                  FLAMMABLE STORAGE CABINETS, PALLET JACKS, DRILL PRESS,
                  INVENTORY CARTS, "H" FRAME PRESS, DOUBLE END GRINDERS, BENCH
                  VISES, ACETYLENE TORCH CARTS, SPOT WELDERS, BLUE
                  PRINT CABINETS, LOCKERS, REFRIGERATOR, ARBOR PRESSES, TURRET
                  PUNCH PRESS, HAND TOOLS INCLUDING:  DRILLS, SKILSAWS, IMPACT
                  WRENCH KITS, SAWZALL CIRCULAR SAWS, SPARE PARTS,
                  SUPPLIES, SOLDERING GUNS, JOB BOXES, OFFICE AREA INCLUDING:
                  METAL DESKS, VERTICAL FILING CABINETS, FORMICA TOP TABLES,
                  METAL LOCKERS, APPROXIMATELY (4) PERSONAL COMPUTERS,
                  MONITOR, PRINTERS, VERTICAL MANOMETERS, PROBES, ARCHITECT TABLE

470    11072      PEXTO POWER SHEAR, MODEL #12-U-4H, S/N 65396, CAPACITY 12          $  3,000.00    $  3,500.00    $  4,000.00
                  GAUGE, 48" CAPACITY

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 29,750.00    $ 37,600.00    $ 45,450.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE AREA (GROUND FLOOR (cont'd)
---------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
471    11073      70" METAL BENDING BRAKE                                            $    400.00    $    600.00    $    800.00

472    11074      POWERMATIC TABLE SAW, S/N 663585, PROP #38353                      $    750.00    $  1,000.00    $  1,250.00

473    11075      HARDINGE DV-59 TOOLROOM LATHE W ASSOC. EQUIP.                      $  3,500.00    $  4,000.00    $  4,500.00

474               MAINTENANCE SHOP/SUPPLY CAGE INCLUDING BUT NOT LIMITED TO:         $  5,000.00    $  6,000.00    $  7,000.00
                  PLUMBING SUPPLIES, HAND TOOLS, SHELVING, PLUMBING SNAKES,
                  PIPING, METAL LOCKERS, OIL CANS, CHAIN HOISTS, LIGHTBULBS,
                  CLAMPS, HAND TRUCKS, LADDERS, (2) ROL-A-LIFTS,CROWN WALK
                  BEHIND PALLET JACK, ENGINE HOIST

----------------------------------------------------------------------------------------------------------------------------------
PAINT SHOP (GROUND FLOOR)
-------------------------
----------------------------------------------------------------------------------------------------------------------------------
475               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  SOLVO       $  2,000.00    $  2,500.00    $  3,000.00
                  SALVAGER, MODEL #EP2-HERKULES, GUN WASHER/ RECYCLE, FLAMMABLE
                  STORAGE CABINETS, WORK BENCHES, SWIVEL CHAIRS

----------------------------------------------------------------------------------------------------------------------------------
CLEANING DEPARTMENT
-------------------
----------------------------------------------------------------------------------------------------------------------------------
476               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  FLOOR       $    500.00    $    600.00    $    700.00
                  SCRUBBERS, MOPS, VACUUMS

----------------------------------------------------------------------------------------------------------------------------------
FINAL ASSEMBLY TEST
-------------------
----------------------------------------------------------------------------------------------------------------------------------
477    11077      (3) CUSTOM DESIGNED TEST STATION INCLUDING:  MONITOR,              $ 40,000.00    $ 50,000.00    $ 75,000.00
                  INDUSTRIAL COMPUTER, PREK COMMANDER 19R, (12) DALSA CCD
                  CAMERAS, NEC-T1-324ACCD CAMERA, POWER SUPPLY, VIDEO GENERATOR

478               MISCELLANEOUS OFFICE FURNITURE INCLUDING:  TECH JET PLOTTERS,      $  2,000.00    $  3,000.00    $  4,000.00
                  BLUE-PRINT CABINETS, MARKER BOARD, SWIVEL & SIDE CHAIRS

----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 54,150.00    $ 67,700.00    $ 96,250.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                FLV            FMV            FMIPV
----------------------------------------------------------------------------------------------------------------------------------
STORAGE CAGE
------------
----------------------------------------------------------------------------------------------------------------------------------
483               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  METAL       $ 10,000.00    $ 12,000.00    $ 16,000.00
                  SHELVING, PALLET JACKS, METRO CARTS, METAL LOCKERS,
                  MISCELLANEOUS SUPPLIES, INTEGRATED CIRCUITS, DRILL PRESSES,
                  LADDERS, CIRCUIT BOARD COMPONENT SUPPLIES,
                  TELEVISION SETS, MISCELLANEOUS TEST EQUIPMENT, CINCH CONNECTORS

----------------------------------------------------------------------------------------------------------------------------------
AGE / LIFE RELIABILITY
----------------------
----------------------------------------------------------------------------------------------------------------------------------
484               MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  VARIAL      $  2,000.00    $  3,500.00    $  7,000.00
                  ELECTRICAL CONTROL AUTO TRANSFORM PANEL CUSTOM DESIGNED W/ (6)
                  ELECTRIFIED RACKING SHELVES

485    11078      BLUE-M ENVIRONMENTAL TEST CHAMBER MODEL #POM-964BI-E, PROP         $  1,000.00    $  1,500.00    $  2,000.00
                  #48623, S/N PS-2209

486    11079      RANSCO INDUSTRIES ENVIRONMENTAL TEST CHAMBER, MODEL #7102-3,       $  1,000.00    $  1,500.00    $  2,000.00
                  PROP #01822, S/N 3855, -73 TO 200 DEGREES C

487    11080      THERMOTRON MODEL #SM-525, S/N 25-2591-04, ENVIRONMENTAL TEST       $  1,000.00    $  1,500.00    $  2,000.00
                  CHAMBER, PROP #48622

488    11081      CUSTOM DESIGNED VIBRATION / SHAKER MACHINE, W/ UNHOLTZ / DICKIE    $  5,000.00    $  7,000.00    $ 12,000.00
                  VIBRATORY TABLE, UNHULTZ DICKIE CONTROLS INCLUDING MONITOR,
                  DACTRON SHAKER CONTROL SYSTEM, INDUSTRIAL COMPUTER

489    11082      VIP 56 ENVIRONMENTAL TEST CHAMBER MODEL #10164RX, S/N 164,         $    200.00    $    400.00    $    800.00
                  TEMPERATURE RANGE 26 TO 37 DEGREES C, HUM 80-95%

----------------------------------------------------------------------------------------------------------------------------------
PACKING LAB
-----------
----------------------------------------------------------------------------------------------------------------------------------
490    11083      CUSTOM DESIGNED GAYNES FLAT IMPACT MACHINE, S/N 2358, (TEST        $    500.00    $    700.00    $  1,000.00
                  EQUIPMENT)

491    11084      GAYNES INCLINE CUSTOM DESIGNED DROP / IMPACT MACHINE, S/N 4357,    $    500.00    $    700.00    $  1,000.00
                  W/ 1996 GAYNES 1,000 VM CONTROLS
----------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $ 21,200.00    $ 28,800.00    $ 43,800.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                    FLV              FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PACKAGING (CONT'D)
-----------------
------------------------------------------------------------------------------------------------------------------------------------
  492             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  SCALES,     $ 2,000.00        $ 3,000.00      $ 4,000.00
                  METRO CARTS, TEST EQUIPMENT INCLUDING OSCILLOSCOPES, METAL
                  LOCKERS, STRAPPING CART

  493  11085      ROCKWELL BAND SAW 14", S/N DN-8931, PROP #17006                    $   400.00        $   600.00      $   800.00

  494  11086      ASSOCIATED ENVIRONMENTAL TEST CHAMBER W/ HONEY WELL CHART          $   500.00        $ 1,000.00      $ 3,000.00
                  RECORDER, S/N 5466

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE ROOM
--------------
------------------------------------------------------------------------------------------------------------------------------------

  495  11087      NORTHERN TELECOMM TELEPHONE OPERATING SYSTEM, (4) MICOM 20K        $15,000.00        $25,000.00      $85,000.00
                  NETWORK NODE MULTIPLEXORS VOICE / DATA, (5) CISCO 4000 SERIES
                  ROUTERS, TSU-600  CSU / TSU FOR DATA, CRAY T-1-CSU PLUS
                  DCP-4857 INTERALIA-DIGITAL VOICE ANNOUNCER, VMX-300 VOICE MAIL
                  SYSTEM, DELTEC UPS, MERIDIAN 1 COMMON & PERIPHERAL EQUIPMENT,
                  AT&T FIBER SPLICE CABINET, LINE SWITCHES, APPROXIMATELY (2600)
                  TELEPHONE LINES / TRUNKS, (3) MERIDIAN RECEPTIONISTS STATIONS

  496  11088      LIEBERT AIR CONDITIONER W/ASSOCIATED EQUIPMENT                     $   500.00        $   700.00      $ 1,000.00

  497             MISCELLANEOUS TELEPHONE AREA EQUIPMENT INCLUDING BUT NOT           $ 1,000.00        $ 1,500.00      $ 2,000.00
                  LIMITED TO:  (2) GATEWAY P5100 PERSONAL COMPUTERS, METAL DESKS,
                  COMPUTER WORK STATIONS, FAX, PRINTER, SWIVEL CHAIRS, FILING
                  CABINETS, LAPTOP COMPUTER

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $19,400.00        $31,800.00      $95,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                     FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
GROUND LEVEL EQUIPMENT
----------------------
------------------------------------------------------------------------------------------------------------------------------------
  498             MISCELLANEOUS GROUND LEVEL EQUIPMENT INCLUDING BUT NOT LIMITED       $ 2,000.00      $ 3,000.00      $ 4,000.00
                  TO:  OVENS, FLAMMABLE STORAGE CABINETS, LOCKERS, WORK BENCHES,
                  WASHING MACHINE, METRO CARTS, TELEVISION SETS; VARIOUS SIZES,
                  METRO CARTS, MISCELLANEOUS TEST EQUIPMENT, TRASH BINS

------------------------------------------------------------------------------------------------------------------------------------
WOODWORKING SHOP
---------------
------------------------------------------------------------------------------------------------------------------------------------

  499  11089      POWER TABLE SAW W/ UNIFENCE SAW GUIDE                                $   750.00      $ 1,000.00      $ 1,250.00

  500  11090      HARDINGE DV-59 TOOLROOM LATHE, PROP #12237                           $ 3,500.00      $ 4,000.00      $ 4,500.00

  501  11091      BRIDGEPORT VERTICAL MILLING MACHINE 1 1/2 HP, S/N 132000, 9" X       $ 5,000.00      $ 6,000.00      $ 7,000.00
                  42" TABLE, POWER FEED

  502  11092      ONSRUD ROUTING MACHINE, S/N 7938, PROP #13351, MODEL #W-1124         $ 4,000.00      $ 4,500.00      $ 5,000.00

  503  11093      POWERMATIC MODEL #100, S/N 89107157, PROP #8183, W/ DUST             $ 2,000.00      $ 3,000.00      $ 4,000.00
                  COLLECTION ATTACHMENT

  504  11094      POWERMATIC MODEL #1120, S/N 0496-14934001, DUST COLLECTOR            $   500.00      $   750.00      $ 1,000.00

  505  11095      BAXTER WHITNEY #77 POWER TABLE SAW                                   $   750.00      $ 1,000.00      $ 7,250.00

  506  11096      DOALL BAND SAW 16" THROAT, MODEL #1612-U, S/N 146-61667              $ 1,000.00      $ 1,500.00      $ 2,000.00

  507  11098      DELTA 6" DELUXE LONG-BED JOINTER, S/N 309042K87, MODEL #37-220       $   400.00      $   500.00      $   600.00

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                           $19,900.00      $25,250.00      $36,600.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                             GLENVIEW FACILITY #31
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
#      ID #                              DESCRIPTION                                        FLV            FMV            FMIPV
------------------------------------------------------------------------------------------------------------------------------------
WOODWORKING SHOP (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------------
  508  11097      DELTA 6" DELUXE LONG-BED JOINTER, S/N 309043K87, MODEL #37-220     $      400.00     $      500.00  $      600.00

  509  11099      NIAGARA SQUARING SHEAR 36" F, 16 GAUGE                             $      500.00     $      750.00  $    1,000.00

  510             MISCELLANEOUS WOODWORKING EQUIPMENT INCLUDING BUT NOT LIMITED      $    3,000.00     $    5,000.00  $    6,000.00
                  TO:  WORK TABLES, DRILL PRESS, DOUBLE END GRINDERS, YATES #1
                  AMERICAN PLANER, SANDERS, LADDERS, SHELVING, CHAIRS, BENCH
                  VISES, FANS, HAND TOOLS

------------------------------------------------------------------------------------------------------------------------------------
7TH FLOOR STORAGE
-----------------
------------------------------------------------------------------------------------------------------------------------------------

  511             MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:  STORAGE     $   20,000.00     $   25,000.00  $   30,000.00
                  CAGES, DOORS, CARPET CUBES, WATER FILTRATION UNITS, (2) TURRET
                  PUNCH PRESS, POWERMATIC DRILL PRESS PLANER, CHAIRS, AIR
                  COMPRESSOR, PEDESTAL FAN, TRADESHOW
                  DISPLAYS, LADDERS, METAL CARTS, MOVIN-COOL SPOT A/C UNITS, ARM
                  CHAIRS, GLASS DISPLAY CABINET, PARTITIONS, PAPER SHREDDER,
                  DESKS, PORTABLE STAIRCASE, ACID STORAGE TANK, CABINETS, LAMINAR
                  FLOW VENT HOOD, MOTORS, RIGID PIPE THREADER, WIRE DISPENSER,
                  ENGINE HOIST, OFFICE PARTITIONS, SHOP VAC'S

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                         $   23,900.00     $   31,250.00  $   37,600.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                  GRAND TOTAL GLENVIEW PLANT #31                                     $3,378,525.00     $4,382,275.00  $5,881,250.00
------------------------------------------------------------------------------------------------------------------------------------